As filed with the Securities and Exchange Commission on October 29, 1998

                                                  File Nos. 2-70889 and 811-3143

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

               Pre-Effective Amendment No. _______

               Post-Effective Amendment No.  30                            [X]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

               Amendment No.  31                                           [X]

                  TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               500 E. BROWARD BLVD., FT. LAUDREDALE, FLORIDA 33394
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (954) 527-7500
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

        BARBARA J. GREEN, 500 E. BROWARD BLVD., FT. LAUDERDALE, FL 33394
        -----------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public offering:

It is proposed that this filing will become effective (check appropriate box)

          [ ] immediately upon filing pursuant to paragraph (b)

          [ ] on (date) pursuant to paragraph (b)

          [ ] 60 days after filing pursuant to paragraph (a)(1)

          [X] on January 1, 1999 pursuant to paragraph (a)(1)

          [ ] 75 days after filing  pursuant to paragraph (a)(2)

          [ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


PAGE


                                     PART A

           TEMPLETON GLOBAL SMALLER COMPANIES CLASS I & II PROSPECTUS



PAGE

                                                     Prospectus & Application




TEMPLETON
GLOBAL SMALLER
COMPANIES
FUND, INC.

Class I & II

INVESTMENT STRATEGY GLOBAL GROWTH

JANUARY 1, 1999







LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PAGE
CONTENTS


                                    THE FUND
--------------------------------------------------------------------------------
Information                    []           Goals and Strategies
about the fund
you should know                []           Main Risks
before investing
                               []           Performance

                               []           Fees and Expenses

                               []           Management

                               []           Distributions and Taxes

                               []           Financial Highlights



                                  YOUR ACCOUNT
--------------------------------------------------------------------------------
Information                    []           Choosing a Share Class
about sales
charges, account               []           Buying Shares
transactions and
services                       []           Investor Services

                               []           Selling Shares

                               []           Account Policies

                               []           Questions


                                FOR MORE INFORMATION
--------------------------------------------------------------------------------
Where to learn                            Back Cover
more about the
fund


                                    THE FUND


PAGE


PAGE

[GRAPHIC PAGE] GOALS AND STRATEGIES

GOALS The fund's principal goal is long-term capital growth.


PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest primarily in the common stocks of smaller companies located anywhere in the world, including emerging markets. At least 65% of its total assets will be invested in issuers located in at least three countries (including the U.S.).

-------------------------------------------------------------------------------
In choosing investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.
-------------------------------------------------------------------------------

SMALLER COMPANIES generally are those with market capitalizations that place them in the lowest 20% size class of companies whose equity securities are listed on a U.S. securities exchange or traded on the National Association of Securities Dealers Automated Quotations (NASDAQ) system. Based upon recent U.S. share prices, these companies typically have market capitalizations of between $50 million and $1 billion. At present, the fund expects to invest 75% of its assets in these companies. In connection with this 75% strategy, the fund's board of trustees has adopted an operating policy, which may be changed without shareholder approval, that the fund will not buy securities of companies with market capitalizations of more than $1 billion.

In addition to common stocks, the fund also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depending upon current market conditions, the fund generally invests a portion (up to 35%) of its total assets in non-equity securities, including debt securities.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal.




PAGE



[GRAPHIC DAGER]   MAIN RISKS

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole.

--------------------------------------------------------------------------------
Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.

--------------------------------------------------------------------------------

SMALLER COMPANIES Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN SECURITIES Securities of companies located outside the U.S. may offer significant opportunities for gain, but they also involve additional risks that can increase the potential for losses in the fund. Investments in American, European and Global Depositary Receipts also involve some or all of the following risks.

COUNTRY RISK. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns which trade in that country. These movements will affect the fund's share price.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets and punitive taxes.

The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of legal, business and social frameworks to support securities markets. While short-term volatility in these markets can be disconcerting, declines of 40% to 50% are not unusual.

COMPANY RISK. Foreign companies are not subject to the same accounting, auditing and financial reporting standards and practices as U.S. companies and their stocks may not be as liquid as stocks of similar U.S. companies. Foreign stock exchanges, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.


PAGE



CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

--------------------------------------------------------------------------------
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
--------------------------------------------------------------------------------

EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on the value of fund shares. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

YEAR 2000 In evaluating current and potential portfolio positions, Year 2000 is only one of the factors that the fund's manager takes into consideration. It will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S., and in particular in emerging markets, may not be required to make the same level of disclosure regarding Year 2000 readiness that is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. If a company the fund is invested in is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see "Year 2000 Problem" on page xx for more information.


PAGE


[GRAPHIC BULLS] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS I ANNUAL TOTAL RETURNS (1)

[ANNUAL RETURNS GRAPHIC BAR CHART]

        YEAR
         88                28.81%        Best quarter:
         89                17.85%        Q1 '91 24.21%
         90               -15.67%
         91                39.52%        Worst quarter:
         92                 3.69%        Q3 '90 -21.33%
         93                31.85%
         94               - 4.59%
         95                17.65%
         96                22.09%
         97                 7.06%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1997

                                     1 YEAR      5 YEARS       10 YEARS
-------------------------------------------------------------------------------
Templeton Global Smaller             0.91%        12.78%        12.94%
Companies Fund - Class I (2)
MSCI World Index (3)                 16.23%       15.88%        11.14%


                                                               SINCE INCEPTION
                                    1 YEAR                         (5/1/95)
---------------------------------------------------------------------------
Templeton Global Smaller             4.34%                          13.77%
Companies Fund Class II (2)
MSCI World Index (3)                 16.23%                         15.89%


(1) Figures do not reflect sales charges. If they did, returns would be lower. As of September 30, 1998, the fund's year-to-date return was -17.41% for Class I.
(2) Figures reflect sales charges.
    All fund performance assumes reinvestment of dividends and capital gains. January 1, 1993, the fund implemented a Rule 12b-1 plan, which affects subsequent performance.
(3) The unmanaged MSCI World Index tracks the performance of approximately 1,500 securities in 23 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.




PAGE


[GRAPHIC] FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended August 31, 1998.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
As a percentage of offering price

                                                   CLASS I           CLASS II
Maximum sales charge (load)                         5.75%             1.99%
     Paid at time of purchase                       5.75%             1.00%
     Paid at redemption                             None (1)          0.99% (2)
Exchange fee (3)                                     None              None


Please see "Choosing a Share Class" on page [11] for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                   CLASS I           CLASS II
Management fees                                     0.75%             0.75%
Distribution and service (12b-1) fees (4)           0.25%(5)          1.00%
Other expenses                                      0.28%             0.28%
                                                    ----              ----
Total annual fund operating expenses                1.28%             2.03%
                                                    ====              ====



(1) Except for investments of $1 million or more (see page [11]) and purchases by certain retirement plans without an initial sales charge.
(2) This is equivalent to a charge of 1% based on net asset value.
(3) There is a $5 fee for each exchange by a market timer (see page [22]).
(4) Because of the 12b-1 fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.
(5) Class I total fund operating expenses are different than the ratio of expenses to average net assets shown under "Financial Highlights" due to a timing difference between the end of the 12b-1 plan year and the fund's fiscal year end.



PAGE


EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 YEAR             3 YEARS            5 YEARS           10 YEARS
----------------------------------------------------------------------------------------
CLASS I                  $698(1)            $958              $1,237             $2,031
CLASS II                 $402               $730              $1,182             $2,435


For the same Class II investment, your costs would be $304 if you did not sell your shares at the end of the first year. Your costs for the remaining periods would be the same.

(1) Assumes a contingent deferred sales charge (CDSC) will not apply.




PAGE


[GRAPHIC PEOPLE] MANAGEMENT

Templeton Investment Counsel, Inc. (Investment Counsel) is the fund's investment manager. Together, Investment Counsel and its affiliates manage over $207 billion in assets.

The portfolio managers responsible for the fund's management are:

LEAD PORTFOLIO MANAGER

Peter A. Nori,                Mr. Nori has been the fund's lead portfolio
Vice President of             manager since 1997. He joined the Franklin
Investment Counsel            Templeton Group in 1988.
--------------------------------------------------------------------------------
SECONDARY PORTFOLIO MANAGERS

Simon Rudolph,                Mr. Rudolph has been a manager of the fund since
Vice President of             1997. He joined the Franklin Templeton Group in
Investment Counsel            1997.
--------------------------------------------------------------------------------
Juan J. Benito,               Mr. Benito has been a manager of the fund since
Vice President of             1997. He joined the Franklin Templeton Group in
Investment Counsel            1996.
--------------------------------------------------------------------------------

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended August 31, 1998, the fund paid 0.75% of its average monthly net assets to the manager.

YEAR 2000 PROBLEM. The fund's business operations depend upon a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.




PAGE

[GRAPHIC HAND] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this dividend will vary and there is no guarantee the fund will pay dividends.

To receive an income dividends, you must be a shareholder on the record date. The record date for the fund's dividend will vary. You may not want to invest a large amount in the fund shortly before the record date since you will receive some of your investment back as a taxable distribution.

TAX CONSIDERATIONS In general, fund distributions are taxable as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

-------------------------------------------------------------------------------
BACKUP WITHHOLDING

By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so.
-------------------------------------------------------------------------------

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax professional about federal, state, local or foreign tax consequences.

For more information, please call 1-800/DIAL BEN to request a free copy of the Franklin Templeton Tax Information Handbook.






PAGE

[GRAPHIC DOLLAR SIGN] FINANCIAL HIGHLIGHTS


This table presents the fund's financial performance for the past five years. This information has been audited by McGladrey & Pullen, LLP.

CLASS I YEAR ENDED AUGUST 31,

                                                     1998             1997             1996               1995(1)          1994
                                                  ----------       ----------       ----------         ----------       ----------
PER SHARE DATA $
                                                  ----------       ----------       ----------         ----------       ----------
Net asset value, beginning of year                      9.53             8.55             8.77               8.24             7.44
                                                  ----------       ----------       ----------         ----------       ----------
  Net investment income                                  .16              .13              .16                .11              .09
  Net realized and unrealized gains (losses)           (2.07)            1.77              .72                .62              .81
                                                  ----------       ----------       ----------         ----------       ----------
Total from investment operations                       (1.91)            1.90              .88                .73              .90
  Dividends from net investment income                  (.13)            (.13)            (.12)              (.11)            (.07)
  Distributions from net realized gains                 (.59)            (.79)            (.98)              (.09)            (.03)
                                                  ----------       ----------       ----------         ----------       ----------
Total distributions                                     (.72)            (.92)           (1.10)              (.20)            (.10)
                                                  ----------       ----------       ----------         ----------       ----------
Net asset value, end of year                            6.90             9.53             8.55               8.77             8.24
                                                  ==========       ==========       ==========         ==========       ==========
Total return (%) (2)                                  (21.64)           24.20            11.69               9.20            12.22
Ratios/supplemental data
Net assets, end of year ($ x 1,000)                1,275,313        1,881,547        1,554,214          1,447,155        1,409,494
Ratios to average net assets: (%)
  Expenses                                              1.27             1.30             1.27               1.36             1.36
  Net investment income                                 1.69             1.43             1.93               1.32             1.17
Portfolio turnover rate (%)                            23.52            25.60            32.71              18.79            28.06


CLASS II

PER SHARE DATA ($)
Net asset value, beginning of year                      9.42             8.47             8.75             7.87
                                                  ----------       ----------       ----------       ----------
  Net investment income                                  .08              .07              .13               --
  Net realized and unrealized gains (losses)           (2.05)            1.75              .67              .88
                                                  ----------       ----------       ----------       ----------
Total from investment operations                       (1.97)            1.82              .80              .88

  Dividends from net investment income                  (.08)            (.08)            (.10)              --
  Distributions from net realized gains                 (.59)            (.79)            (.98)              --
                                                  ----------       ----------       ----------       ----------
Total distributions                                     (.67)            (.87)           (1.08)              --
                                                  ----------       ----------       ----------       ----------
Net asset value, end of year                            6.78             9.42             8.47             8.75
                                                  ==========       ==========       ==========       ==========
Total return (%) (2)                                  (22.44)           23.42            10.74            11.18

Ratios/supplemental data
Net assets, end of year ($ x 1,000)                   38,287           43,071           15,483            2,569
Ratios to average net assets: (%)
  Expenses                                              2.03             2.05             2.07             2.11(3)
  Net investment income                                  .96              .75             1.23              .16(3)
Portfolio turnover rate (%)                            23.52            25.60            32.71            18.79


(1) The 1995 numbers for Class II are for the period May 1, 1995 (effective date) through August 31, 1995.
(2) Total return does not include sales charges, and is not annualized.
(3) Annualized.




PAGE

YOUR ACCOUNT
[GRAPHIC PENCIL] CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

                                     CLASS I

-   Initial sales charge of 5.75% or less

-   Lower annual expenses than Class II due to lower distribution fees


                                    CLASS II

-   Initial sales charge of 1%

-   Deferred sales charge of 1% on shares you sell within 18 months

SALES CHARGES

CLASS I

                                                                WHICH EQUALS THIS %
                                      THIS % IS DEDUCTED           OF YOUR NET
WHEN YOU INVEST THIS AMOUNT           FOR SALES CHARGES            INVESTMENT
Under $50,000                                 5.75                     6.10
$50,000 but under $100,000                    4.50                     4.71
$100,000 but under $250,000                   3.50                     3.63
$250,000 but under $500,000                   2.50                     2.56
$500,000 but under $1 million                 2.00                     2.04


INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 13), you can buy Class I shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for both Class I and Class II (please see the next page).

DISTRIBUTION AND SERVICE (12B-1) FEES Class I has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows Class I to pay distribution fees of up to 0.25% per year to those who sell and distribute its shares and provide other services to shareholders. Because these fees are paid out of Class I's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



PAGE


CLASS II

                                                                WHICH EQUALS THIS %
                                      THIS % IS DEDUCTED           OF YOUR NET
WHEN YOU INVEST THIS AMOUNT           FOR SALES CHARGES            INVESTMENT
Under $1 million                              1.00                     1.01


WE AUTOMATICALLY INVEST ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS I SHARES, SINCE THERE IS NO INITIAL SALES CHARGE AND CLASS I ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class II shares you sell within 18 months of purchase.

-------------------------------------------------------------------------------
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, suppose you bought Class II shares on June 15th. On December 15th of the following year, you could sell your Class II shares without a CDSC.
-------------------------------------------------------------------------------

The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page 18 for exchange information).

DISTRIBUTION AND SERVICE (12B-1) FEES Class II has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows Class II to pay distribution and other fees of up to 1% per year for the sale of its shares and for services provided to shareholders. Because these fees are paid out of Class II's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.




PAGE


SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases.

-------------------------------------------------------------------------------
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
-------------------------------------------------------------------------------

- Cumulative Quantity Discount - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You may also combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts may also be included.

- Letter of Intent (LOI) - expresses your intent to buy a stated number of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may invest some or all of the proceeds in the same share class of the fund within 365 days without an initial sales charge. If you paid a CDSC when you sold your shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) may also be invested without an initial sales charge if you invest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.



PAGE


WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS Class I shares may be purchased without an initial sales charge or CDSC by investors who reinvest within 365 days:

- certain annuity payments received under an annuity contract that offers a Franklin Templeton investment option

- distributions from an existing retirement plan invested in the Franklin Templeton Funds

- dividend or capital gain distributions from a real estate investment trust sponsored or advised by Franklin Properties, Inc.

- redemption proceeds from a repurchase of Franklin Floating Rate Trust shares held continuously for at least 12 months

- redemption proceeds from Class A of any Templeton Global Strategy Fund, if you are a qualified investor. If you paid a CDSC when you sold your shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply.

WAIVERS FOR CERTAIN INVESTORS Class I shares may also be purchased without an initial sales charge or CDSC by various individuals and institutions, including

- certain trust companies and bank trust departments investing $1 million or more in assets over which they have full or shared investment discretion

- government entities that are prohibited from paying mutual fund sales charges

- certain unit investment trusts and their holders reinvesting trust distributions

-   group annuity separate accounts offered to retirement plans

- employees and other associated persons or entities of Franklin Templeton or of certain dealers

CDSC WAIVERS The CDSC for either share class will generally be waived:

-   to pay account fees

-   to make payments through systematic withdrawal plans, up to certain amounts

- for IRA distributions due to death or disability or upon periodic distributions based on life expectancy

-   to return excess contributions from employee benefit plans

-   for redemptions following the death of the shareholder or beneficial owner

- for redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

- for participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

     IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE WAIVER, CALL YOUR
                           INVESTMENT REPRESENTATIVE
                 OR SHAREHOLDER SERVICES FOR MORE INFORMATION.



PAGE


RETIREMENT PLANS Certain retirement plans may buy Class I shares without an initial sales charge. To qualify, the plan must be sponsored by an employer:

-   with at least 100 employees, or

-   with retirement plan assets of $1 million or more, or

- that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13-month period

A CDSC may apply. Retirement plans other than SIMPLEs, SEPs, or plans that qualify under section 401 of the tax code must also qualify under our group investment program to buy Class I shares without an initial sales charge.

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.

FOR MORE INFORMATION, CALL YOUR INVESTMENT REPRESENTATIVE OR RETIREMENT PLAN SERVICES AT 1-800/527-2020.

[GRAPHIC PERSON] BUYING SHARES

Once you have chosen a share class, the next step is to determine the amount you want to invest.

MINIMUM INVESTMENTS

                                                                      INITIAL          ADDITIONAL
                                                                      -------          ----------
Regular accounts                                                      $1,000              $   50
================================================================================================
UGMA/UTMA accounts                                                    $  100              $   50
================================================================================================
Retirement accounts                                                 no minimum          no minimum
(other than IRAs, IRA rollovers, Education IRAs or Roth IRAs)
================================================================================================
IRAs, IRA rollovers, Education IRAs or Roth IRAs                      $  250              $   50
================================================================================================
Broker-dealer sponsored wrap account programs                         $  250              $   50
================================================================================================
Full-time employees, officers, trustees and
directors of Franklin Templeton entities, and
their immediate family members                                        $  100              $   50




PAGE

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will invest your purchase in Class I shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

BUYING SHARES

                                                   OPENING AN ACCOUNT            ADDING TO AN ACCOUNT
                                                   ------------------            --------------------
[GRAPHIC TWO PEOPLE SHAKING HANDS]

THROUGH YOUR INVESTMENT                            Contact your investment       Contact your investment
REPRESENTATIVE                                     representative.               representative.
--------------------------------------------------------------------------------------------------------
                                                   Make your check payable       Make your check payable
[GRAPHIC ENVELOPE]                                 to Templeton Global           to Templeton Global
                                                   Smaller Companies Fund,       Smaller Companies Fund,
BY MAIL                                            Inc.                          Inc. Include your
                                                                                 account number on the
                                                   Mail the check and your       check.
                                                   signed application to
                                                   Investor Services.
                                                                                 Fill out the deposit
                                                                                 slip from your account
                                                                                 statement. If you do
                                                                                 not have a slip,
                                                                                 include a note with
                                                                                 your name, the fund
                                                                                 name, and your account
                                                                                 number.

                                                                                 Mail the check and
                                                                                 deposit slip or note to
                                                                                 Investor Services.
--------------------------------------------------------------------------------------------------------
[GRAPHIC WIRE]                                     Call to receive a wire        Call to receive a wire
                                                   control number and wire       control number and wire
                                                   instructions.                 instructions.

BY WIRE                                            Mail your signed              To make a same day wire
                                                   application to Investor       investment, please call
1-800/632-2301                                     Services. Please              us by 1:00 p.m. pacific
(or 1-650/312-2000 collect)                        include the wire              time and make sure your
                                                   control number or your        wire arrives by 3:00
                                                   new account number on         p.m.
                                                   the application.

                                                   To make a same day wire
                                                   investment, please call us
                                                   by 1:00 p.m. pacific time
                                                   and make sure your wire
                                                   arrives by 3:00 p.m.
--------------------------------------------------------------------------------------------------------
[GRAPHIC EXCHANGE ARROWS]                          Call Shareholder              Call Shareholder
                                                   Services at the number        Services at the number
BY EXCHANGE                                        below, or send signed         below or our automated
                                                   written instructions.         TeleFACTS system, or
                                                   The TeleFACTS system          send signed written
TeleFACTS(R) 1-800/247-1753                        cannot be used to open        instructions.
                                                   a new account.
(around-the-clock access)
                                                   (Please see page [18] for     (Please see page[18] for
                                                   information on                information on
                                                   exchanges.)                   exchanges.)
--------------------------------------------------------------------------------------------------------

   FRANKLIN TEMPLETON INVESTOR SERVICES 100 FOUNTAIN PARKWAY, P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
              CALL TOLL-FREE: 1-800/632-2301 (MONDAY THROUGH FRIDAY
                     5:30 A.M. TO 5:00 P.M., PACIFIC TIME)




PAGE


[GRAPHIC HANDSHAKE] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $50 ($25 for an Education IRA).

AUTOMATIC PAYROLL DEDUCTION You may be able to invest automatically in Class I shares of the fund by transferring money from your paycheck to the fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in the same share class* of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

-------------------------------------------------------------------------------
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
-------------------------------------------------------------------------------

Please indicate on your application the distribution option you have chosen, otherwise we will automatically reinvest your distributions in the same share class of the fund.

*Class II shareholders may reinvest their distributions in Class I shares of the fund or another Franklin Templeton Fund if they chose to do so before November 17, 1997, or in Class I shares of any Franklin Templeton money fund.


RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require a separate application and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.




PAGE


TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

-------------------------------------------------------------------------------
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges. Exchanges also have the same tax consequences as ordinary sales and purchases.
-------------------------------------------------------------------------------

Exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. If you exchange shares subject to a CDSC into a Class I money fund, the time your shares are held there will not count towards the CDSC holding period.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see Market timers on page [22]).

*Certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class I without any sales charge.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed 1% a month of an account's net asset value. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.




PAGE


[GRAPHIC PERSON] SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell less than $100,000 can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

-   you are selling more than $100,000 worth of shares

-   you want your proceeds paid to someone who is not a registered owner

- you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

- you have changed the address on your account by phone within the last 15 days

We may also require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

-------------------------------------------------------------------------------
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
-------------------------------------------------------------------------------

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS Before you can sell shares in a Franklin Templeton Trust Company retirement plan, you need to complete additional forms required by the Internal Revenue Service. For participants under age 591/2 , tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 to request the necessary forms.





PAGE


SELLING SHARES
                             TO SELL SOME OR ALL OF YOUR SHARES
[GRAPHIC TWO PEOPLE SHAKING HANDS]

THROUGH YOUR                 Contact your investment representative
INVESTMENT
REPRESENTATIVE
--------------------------------------------------------------------------------
[GRAPHIC ENVELOPE]           Send written instructions and endorsed share
                             certificates (if you hold share certificates) to
BY MAIL                      Investor Services.  Corporate, partnership or
                             trust accounts may need to send additional documents.

                             Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                              A check will be mailed to the name(s) and address
                             on the account, or otherwise according to your
                             written instructions.
--------------------------------------------------------------------------------
[GRAPHIC PHONE]              As long as your transaction is for $100,000 or
                             less, you do not hold share certificates and you
BY PHONE                     have not changed your address by phone within
                             the last 15 days, you can sell your shares by
                             phone.
1-800/632-2301
                             A check will be mailed to the name(s) and address
                             on the account. Written instructions, with a
                             signature guarantee, are required to send the check
                             to another address or to make it payable to another
                             person.
--------------------------------------------------------------------------------
[GRAPHIC WIRE]               You can call or write to have redemption proceeds
                             of $1,000 or more wired to a bank or escrow account. See the policies above for selling shares by mail or phone.

BY WIRE Before requesting a wire, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the ABA routing number, and a signature guarantee.

                             Requests received in proper form by 1:00 p.m.
                             pacific time will be wired the next business day.
--------------------------------------------------------------------------------
[GRAPHIC EXCHANGE ARROWS]    Obtain a current prospectus for the fund you are
                             considering.
BY EXCHANGE
                             Call Shareholder Services at the number below or
TeleFACTS 1-800/247-1753     our automated TeleFACTS(R) system, or send signed
                             written instructions. See the policies above for
(around-the-clock access)    selling shares by mail or phone.

                             If you hold share certificates, you will need to return them to the fund before your exchange can be processed.
--------------------------------------------------------------------------------
   FRANKLIN TEMPLETON INVESTOR SERVICES 100 FOUNTAIN PARKWAY, P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
              CALL TOLL-FREE: 1-800/632-2301 (MONDAY THROUGH FRIDAY
                      5:30 A.M. TO 5:00 P.M., PACIFIC TIME)



PAGE


[GRAPHIC PAGE] ACCOUNT POLICIES

CALCULATING SHARE PRICE The fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

-------------------------------------------------------------------------------
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
-------------------------------------------------------------------------------

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You will also receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the fund.



PAGE


STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5.00. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

- A The fund may refuse any order to buy shares, including any purchase under the exchange privilege.

- At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.

- The fund may modify or discontinue the exchange privilege on 60 days' notice.

- You may only buy shares of a fund eligible for sale in your state or jurisdiction.

- In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

- For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check would be harmful to existing shareholders.

- To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.




PAGE


DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. from sales charges, distribution and service (12b-1) fees and its other resources.

                                                            CLASS I          CLASS II
                                                            -------          --------
COMMISSION (%)                                                --               2.00
Investment under $50,000                                      5.00             --
$50,000 but under $100,000                                    3.75             --
$100,000 but under $250,000                                   2.80             --
$250,000 but under $500,000                                   2.00             --
$500,000 but under $1 million                                 1.60             --
$1 million or more                                           up to 1.00(1)     --
12B-1 FEE TO DEALER                                           0.25             1.00(2)


A dealer commission of up to 1% may be paid on NAV purchases by certain retirement plans(1) and up to 0.25% on NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

(1) During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.

(2) Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee in the 13th month.

[GRAPHIC QUESTION MARK] QUESTIONS

More detailed information about the fund and its policies can be found in the fund's Statement of Additional Information (SAI). If you have any questions about the fund or your account, you can write to us at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                     HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME              TELEPHONE NUMBER        THROUGH FRIDAY)
---------------              ----------------        ---------------
Shareholder Services         1-800/632-2301          5:30 a.m. to 5:00 p.m.
Fund Information             1-800/DIAL BEN          5:30 a.m. to 8:00 p.m.
                             (1-800/342-5236)        6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services     1-800/527-2020          5:30 a.m. to 5:00 p.m.
Dealer Services              1-800/524-4040          5:30 a.m. to 5:00 p.m.
Institutional Services       1-800/321-8563          6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)       1-800/851-0637          5:30 a.m. to 5:00 p.m.



PAGE


FOR MORE INFORMATION

You can learn more about the fund in the following documents:


ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).


For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com

You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


                                                  Investment Company Act file #
                                                                    Lit. Code #









PAGE

                                     PART A
           TEMPLETON GLOBAL SMALLER COMPANIES ADVISOR CLASS PROSPECTUS

PAGE




                            PROSPECTUS & APPLICATION




TEMPLETON
GLOBAL SMALLER
COMPANIES
FUND, INC.

Advisor Class

INVESTMENT STRATEGY  GLOBAL GROWTH

JANUARY 1, 1999



LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



PAGE


CONTENTS


                             THE FUND
-----------------------------------------------------------------

Information about                [ ]        Goals and Strategies
the fund you
should know                      [ ]        Main Risks
before investing
                                 [ ]        Performance

                                 [ ]        Fees and Expenses

                                 [ ]        Management

                                 [ ]        Distributions and Taxes

                                 [ ]        Financial Highlights



                            YOUR ACCOUNT
-----------------------------------------------------------------


Information about               [ ]       Qualified Investors
qualified
investors,                      [ ]       Buying Shares
account
transactions and                [ ]       Investor Services
services
                                [ ]       Selling Shares

                                [ ]       Account Policies

                                [ ]       Questions



                                    FOR MORE INFORMATION
-----------------------------------------------------------------

Where to learn                            Back Cover
more about the
fund


PAGE

THE FUND

[GRAPHIC SHEET OF PAPER]    GOALS AND STRATEGIES

GOALS The fund's principal goal is long-term capital growth.


PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest primarily in the common stocks of smaller companies located anywhere in the world, including emerging markets. At least 65% of its total assets will be invested in issuers located in at least three countries (including the U.S.).

-------------------------------------------------------------------------------
In choosing investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.
-------------------------------------------------------------------------------

SMALLER COMPANIES generally are those with market capitalizations that place them in the lowest 20% size class of companies whose equity securities are listed on a U.S. securities exchange or traded on the National Association of Securities Dealers Automated Quotations (NASDAQ) system. Based upon recent U.S. share prices, these companies typically have market capitalizations of between $50 million and $1 billion. At present, the fund expects to invest 75% of its assets in these companies. In connection with this 75% strategy, the fund's board of trustees has adopted an operating policy, which may be changed without shareholder approval, that the fund will not buy securities of companies with market capitalizations of more than $1 billion.

In addition to common stocks, the fund also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depending upon current market conditions, the fund generally invests a portion (up to 35%) of its total assets in non-equity securities, including debt securities.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal.




PAGE



[GRAPHIC DAGER]   MAIN RISKS

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole.

--------------------------------------------------------------------------------
Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.

--------------------------------------------------------------------------------

SMALLER COMPANIES Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN SECURITIES Securities of companies located outside the U.S. may offer significant opportunities for gain, but they also involve additional risks that can increase the potential for losses in the fund. Investments in American, European and Global Depositary Receipts also involve some or all of the following risks.

COUNTRY RISK. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns which trade in that country. These movements will affect the fund's share price.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets and punitive taxes.

The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of legal, business and social frameworks to support securities markets. While short-term volatility in these markets can be disconcerting, declines of 40% to 50% are not unusual.

COMPANY RISK. Foreign companies are not subject to the same accounting, auditing and financial reporting standards and practices as U.S. companies and their stocks may not be as liquid as stocks of similar U.S. companies. Foreign stock exchanges, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.


PAGE



CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

--------------------------------------------------------------------------------
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
--------------------------------------------------------------------------------

EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on the value of fund shares. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

YEAR 2000 In evaluating current and potential portfolio positions, Year 2000 is only one of the factors that the fund's manager takes into consideration. It will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S., and in particular in emerging markets, may not be required to make the same level of disclosure regarding Year 2000 readiness that is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. If a company the fund is invested in is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see "Year 2000 Problem" on page xx for more information.






PAGE


[GRAPHIC BULLS] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.


ADVISOR CLASS ANNUAL TOTAL RETURNS(1) (2)

[ANNUAL RETURN GRAPHIC BAR CHART APPEARS HERE]

YEAR       %
88      28.81

89      17.85

90     -15.67

91      39.52                  Best quarter:
                               Q1 '91 24.21%
92       3.69
                               Worst quarter:
93      31.85                  Q3 '90 -21.33%

94      -4.59

95      17.65

96      22.09

97       7.44


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1997

                                           1 YEAR        5 Years       10 Years
-------------------------------------------------------------------------------
Templeton Global Smaller Companies          7.44%         14.19%        13.65%
Fund Advisor Class  (2)
MSCI World Index (3)                       16.23%         15.88%        11.14%


(1) As of September 30, 1998, the fund's year-to-date return was -17.27%.
(2) Performance figures reflect a "blended" figure combining the following methods of calculation: (a) For periods before January 1, 1997, a restated figure is used based on the fund's Class I performance, excluding the effect of Class I's maximum initial sales charge and including the effect of the Class I distribution and service (12b-1) fees; and (b) for periods after January 1, 1997, an actual Advisor Class figure is used reflecting a deduction of all applicable charges and fees for that class. This blended figure assumes reinvestment of dividends and capital gains.
(3) The unmanaged MSCI World Index tracks the performance of approximately 1,500 securities in 23 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.




PAGE


[GRAPHIC] FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended August 31, 1998.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                     ADVISOR CLASS
Maximum sales charge (load) imposed on purchases          None
Exchange fee (1)                                          None


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                     ADVISOR CLASS
Management fees                                           0.75%
Distribution and service (12b-1) fees                     None
Other expenses                                            0.28%
                                                     --------------
Total annual fund operating expenses                      1.03%
                                                     --------------


(1) There is a $5 fee for each exchange by a market timer (see page [18]).

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 YEAR          3 Years           5 Years          10 years
-------------------------------------------------------------------------------
             $105            $328              $569             $1,259




PAGE


[GRAPHIC PEOPLE] MANAGEMENT

Templeton Investment Counsel, Inc. (Investment Counsel) is the fund's investment manager. Together, Investment Counsel and its affiliates manage over $207 billion in assets.

The portfolio managers responsible for the fund's management are:

LEAD PORTFOLIO MANAGER


Peter A. Nori,                Mr. Nori has been the fund's lead portfolio
Vice President of             manager since 1997. He joined the Franklin
Investment Counsel            Templeton Group in 1988.
--------------------------------------------------------------------------------
SECONDARY PORTFOLIO MANAGERS

Simon Rudolph,                Mr. Rudolph has been a manager of the fund since
Vice President of             1997. He joined the Franklin Templeton Group in
Investment Counsel            1997.
--------------------------------------------------------------------------------
Juan J. Benito,               Mr. Benito has been a manager of the fund since
Vice President of             1997. He joined the Franklin Templeton Group in
Investment Counsel            1996.
--------------------------------------------------------------------------------

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended August 31, 1998, the fund paid 0.75% of its average monthly net assets to the manager.

YEAR 2000 PROBLEM. The fund's business operations depend upon a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for Year 2000.


PAGE


The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.





[GRAPHIC HAND]    DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this dividend will vary and there is no guarantee the fund will pay dividends.

To receive an income dividends, you must be a shareholder on the record date. The record date for the fund's dividend will vary. You may not want to invest a large amount in the fund shortly before the record date since you will receive some of your investment back as a taxable distribution.

TAX CONSIDERATIONS In general, fund distributions are taxable as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

BACKUP WITHHOLDING                  Every January, you will receive a statement
                                    that shows the tax status of distributions
By law, the fund must               you received for the previous year.
withhold 31% of your                Distributions declared in December but paid
taxable distributions and           in January are taxable as if they were paid
proceeds if you do not              in December.
provide your correct
taxpayer identification
number (TIN) or certify that
your TIN is correct, or if the
IRS instructs the fund to do        When you sell your shares, you may have a
so.                                 capital gain or loss. For tax purposes, an
                                    exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax professional about federal, state, local or foreign tax consequences.

For more information, please call 1-800/DIAL BEN to request a free copy of the Franklin Templeton Tax Information Handbook.






PAGE


[GRAPHIC DOLLAR SIGN]    FINANCIAL HIGHLIGHTS


This table presents the financial performance for Advisor Class since its inception. This information has been audited by McGladrey & Pullen, LLP.

ADVISOR CLASS                                           YEAR ENDED AUGUST 31,
                                                      1998             1997(1)
                                                  -----------------------------
PER SHARE DATA ($)
Net asset value, beginning of year                    9.55              8.33
                                                  -----------------------------
    Net investment income                              .16               .10
    Net realized and unrealized gains (losses)       (2.06)             1.12
                                                  -----------------------------
Total from investment operations                     (1.90)             1.22
   Dividends from net investment income               (.15)               --
   Distributions from net realized gains              (.59)               --
                                                  -----------------------------
Total distributions                                   (.74)               --
Net asset value, end of year                          6.91              9.55
                                                  =============================
Total return (%)(2)                                 (21.51)            14.65


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                  7,185             7,895
Ratios to average net assets: (%)
    Expenses                                          1.03              1.05(3)
    Net investment income                             1.97              2.18(3)
Portfolio turnover rate (%)                          23.52             25.60


(1) For the period January 2, 1997 (effective date) to August 31, 1997.
(2) Total return is not annualized.
(3) Annualized.




PAGE


Your Account


[GRAPHIC CHECK MARK]    QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the fund.


- Qualified registered investment advisors or certified financial planners with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments: $1,000 initial and $50 additional.

- Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $25 additional.

- Officers, trustees, directors and full-time employees of Franklin Templeton and their immediate family members. Minimum investments: $100 initial and $25 additional.

- Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.


The FRANKLIN            -     Governments, municipalities, and tax-exempt
TEMPLETON FUNDS               entities that meet the requirements for
include all of the            qualification under section 501 of the tax code.
Franklin Templeton            Minimum investments: $1 million initial investment
U.S. registered mutual        in Advisor Class or Class Z shares of any of the
funds, except Franklin        Franklin Templeton Funds and $25 additional.
Valuemark Funds,
Templeton Capital       -     Accounts managed by the Franklin Templeton Group.
Accumulator Fund,             Minimum investments: No initial minimum and $25
Inc., and Templeton           additional.
Variable Products
Series Fund.            -     The Franklin Templeton Profit Sharing 401(k) Plan.
                              Minimum investments: No initial minimum and $25 additional.




PAGE


- Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the tax code, including salary reduction plans qualified under section 401(k) of the tax code, and that are sponsored by an employer (i) with at least 10,000 employees, or (ii) with retirement plan assets of $100 million or more. Minimum investments: No initial minimum and $25 additional.

- Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial minimum and $25 additional.

- Individual investors. Minimum investments: $5 million initial and $25 additional. You may combine all of your shares in the Franklin Templeton Funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

- Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $25 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in the Franklin Templeton Funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any of the Franklin Templeton Funds. There are certain other requirements and the group must have a purpose other than buying fund shares without a sales charge.

Please note that Advisor Class shares of the fund are no longer available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may continue to invest in the fund's Advisor Class shares.




PAGE

[GRAPHIC PERSON]    BUYING SHARES

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

BUYING SHARES
                                      OPENING AN ACCOUNT              ADDING TO AN ACCOUNT
[GRAPHIC PEOPLE SHAKING HANDS]

THROUGH YOUR INVESTMENT               Contact your investment         Contact your investment
REPRESENTATIVE                        representative.                 representative,
-----------------------------------------------------------------------------------------------
                                      Make your check payable         Make your check payable
[GRAPHIC ENVELOPE]                     to Templeton Global             to Templeton Global
                                      Smaller Companies Fund,         Smaller Companies Fund,
BY MAIL                               Inc.                            Inc. Include your
                                                                      account number on the
                                      Mail the check and your         check.
                                      signed application to
                                      Investor Services.              Fill out the deposit
                                                                      slip from your account
                                                                      statement. If you do
                                                                      not have a slip,
                                                                      include a note with
                                                                      your name, the fund
                                                                      name, and your  account
                                                                      number.

                                                                      Mail the check and deposit
                                                                      slip or note to Investor
                                                                      Services.
-----------------------------------------------------------------------------------------------
                                       Call  to receive a wire        Call to receive a wire
                                       control number and wire        control number and wire
[GRAPHIC WIRE]                         instructions.                  instructions.

BY WIRE                                Mail your signed               To make a same day wire
                                       application to Investor        investment, please call
1-800/632-2301                         Services. Please               us by 1:00 p.m. pacific
(or 1-650/312-2000                     include the wire               time and make sure your
collect)                               control number or your         wire arrives by 3:00
                                       new account number on          p.m.
                                       the application.

                                       To make a same day
                                       wire investment,
                                       please call us by
                                       1:00 p.m. pacific
                                       time and make sure
                                       your wire arrives
                                       by 3:00 p.m.
-----------------------------------------------------------------------------------------------
[GRAPHIC EXCHANGE ARROWS]             Call Shareholder                Call Shareholder
BY EXCHANGE                           Services at the number          Services at the number
                                      below, or send signed           below, or send signed
                                      written instructions.           written instructions.
                                      (Please see page 14 for         (Please see page 14 for
                                      information on                  information on
                                      exchanges.)                     exchanges.)
-----------------------------------------------------------------------------------------------




PAGE


FRANKLIN TEMPLETON INVESTOR SERVICES 100 FOUNTAIN PARKWAY, P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030
CALL TOLL-FREE: 1-800/632-2301
(MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)




PAGE


[GRAPHIC HANDSHAKE]    INVESTOR SERVICES


AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in the same share class of the fund or in Advisor Class or Class I shares of another Franklin Templeton Fund. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

For Franklin Templeton
Trust Company                         Please indicate on your application
retirement plans, special             the distribution option you have
forms may be needed to                chosen, otherwise we will
receive distributions in              automatically reinvest your
cash. Please call                     distributions in the same
1-800/527-2020 for                    share class of the fund.
information.


RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require a separate application and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.




PAGE


As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class. You may also exchange your Advisor Class shares for Class I shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust, Templeton Foreign Fund or Templeton Growth Fund, you may also exchange your shares for Class I shares of those funds (without any sales charge)* or for shares of Templeton Institutional Funds, Inc.


An EXCHANGE is really               Exchanges may only be made between
two transactions: a sale            identically registered accounts, unless you
of one fund and the                 send written instructions with a signature
purchase of another. In             guarantee.
general, the same
policies that apply to              Frequent exchanges can interfere with fund
purchases and sales                 management and drive up costs for all
apply to exchanges.                 shareholders. To protect shareholders, there
Exchanges also have the             are limits on the number and amount of
same tax consequences               exchanges you may make (please see Market
as ordinary sales and               timers on page 18).
purchases.
                                    * If you exchange into Class I shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class.


SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.




PAGE


[GRAPHIC PERSON]    SELLING SHARES


You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell less than $100,000 can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

A SIGNATURE GUARANTEE           -   you are selling more than $100,000 worth of
helps protect your                  shares
account against fraud.
You can obtain a                -   you want your proceeds paid to someone who
signature guarantee at              is not a registered owner
most banks and
securities dealers.             -   you want to send your proceeds somewhere
                                    other than the address of record, or
A notary public                     preauthorized bank or brokerage firm account
CANNOT provide a
signature guarantee.            -   you have changed the address on your account
                                    by phone within the last 15 days

                                We may also require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS Before you can sell shares in a Franklin Templeton Trust Company retirement plan, you need to complete additional forms required by the Internal Revenue Service. For participants under age 59 1/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 to request the necessary forms.




PAGE


SELLING SHARES
                                    TO SELL SOME OR ALL OF YOUR SHARES
[GRAPHIC TWO PEOPLE SHAKING HANDS]

THROUGH YOUR INVESTMENT             Contact your investment representative.
REPRESENTATIVE
--------------------------------------------------------------------------------

[GRAPHIC ENVELOPE]                  Send written instructions and endorsed share
                                    certificates (if you hold share
BY MAIL                             certificates) to Investor Services.
                                    Corporate, partnership or trust accounts may need to send additional documents.

                                    Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees, if required.

                                    A check will be mailed to the name(s) and
                                    address on the account, or otherwise
                                    according to your written instructions.
--------------------------------------------------------------------------------
[GRAPHIC PHONE]                     As long as your transaction is for $100,000
                                    or less, you do not hold share certificates
BY PHONE                            and you have not changed your address by
                                    phone within the last 15 days, you can sell
1-800/632-2301                      your shares by phone.

                                    A check will be mailed to the name(s) and
                                    address on the account. Written
                                    instructions, with a signature guarantee,
                                    are required to send the check to another
                                    address or to make it payable to another
                                    person.
--------------------------------------------------------------------------------
[GRAPHIC WIRE]                      You can call or write to have redemption
                                    proceeds of $1,000 or more wired to a bank
BY WIRE                             or escrow account. See the policies above
                                    for selling shares by mail or phone.

                                    Before requesting a wire, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the ABA routing number, and a signature guarantee.

                                    Requests received in proper form by 1:00
                                    p.m. pacific time will be wired the next
                                    business day.
--------------------------------------------------------------------------------
[GRAPHIC EXCHANGE ARROWS]           Obtain a current prospectus for the fund you
                                    are considering.
BY EXCHANGE
                                    Call Shareholder Services at the number
                                    below, or send signed written instructions.
                                    See the policies above for selling shares by mail or phone.

                                    If you hold share certificates, you will
                                    need to return them to the fund before your
                                    exchange can be processed.
--------------------------------------------------------------------------------

FRANKLIN TEMPLETON INVESTOR SERVICES 100 FOUNTAIN PARKWAY, P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030 CALL TOLL-FREE: 1-800/632-2301 (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)




PAGE


[GRAPHIC PAGE]    ACCOUNT POLICIES


CALCULATING SHARE PRICE The fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You will also receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.




PAGE


JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5.00. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

- The fund may refuse any order to buy shares, including any purchase under the exchange privilege.

- At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.

- The fund may modify or discontinue the exchange privilege on 60 days' notice.

- You may only buy shares of a fund eligible for sale in your state or jurisdiction.

- In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

- For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check would be harmful to existing shareholders.

- To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.




PAGE


[GRAPHIC QUESTION MARK]    QUESTIONS

More detailed information about the fund and its policies can be found in the fund's Statement of Additional Information (SAI). If you have any questions about the fund or your account, you can write to us at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                       HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME                TELEPHONE NUMBER        THROUGH FRIDAY)
----------------------------------------------------------------------------------
Shareholder Services           1-800/ 632-2301         5:30 a.m. to 5:00 p.m.
Fund Information               1-800/ DIAL BEN         5:30 a.m. to 8:00 p.m.
                               (1-800/ 342-5236)       6:30 a.m. to 2:30 p.m.
                                                       (Saturday)
Retirement Plan                1-800/ 527-2020         5:30 a.m. to 5:00 p.m.
Services
Dealer Services                1-800/ 524-4040         5:30 a.m. to 5:00 p.m.
Institutional Services         1-800/ 321-8563         6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)         1-800/ 851-0637         5:30 a.m. to 5:00 p.m.




PAGE


FOR MORE INFORMATION

                You can learn more about the fund in the following documents:

                ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS


                Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

                STATEMENT OF ADDITIONAL INFORMATION (SAI)

                Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

                For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.


                FRANKLIN(R)TEMPLETON(R)
                1-800/DIAL BEN(R) (1-800/342-5236)
                TDD (Hearing Impaired) 1-800/851-0637
                www.franklin-templeton.com



                You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


                                                   Investment Company Act file #
                                                                     Lit. Code #







PAGE

                                     PART B

                TEMPLETON GLOBAL SMALLER COMPANIES CLASS I & II
                      STATEMENT OF ADDITIONAL INFORMATION


PAGE

TEMPLETON GLOBAL SMALLER
COMPANIES FUND, INC.
CLASS I & II
STATEMENT OF ADDITIONAL INFORMATION


JANUARY 1, 1999
100 FOUNTAIN PARKWAY,
P.O. BOX 33030
ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the fund's prospectus. The fund's prospectus, dated January 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with the fund's prospectus.

The audited financial statements and auditor's report in the fund's Annual Report to Shareholders, for the fiscal year ended August 31, 1998, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals and Strategies
Risks
Officers and Directors
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
Pricing Shares
The Underwriter
Performance
Miscellaneous Information
Description of Bond Ratings

--------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

/bullet/ ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
/bullet/ ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;
/bullet/ ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------

PAGE

GOALS AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment goal is long-term capital growth. This goal is fundamental, which means it may not be changed without shareholder approval.

The fund tries to achieve its goal by investing primarily in the equity securities of smaller companies located anywhere in the world.

SMALLER COMPANIES Because the fund is permitted to apply the U.S. size standard on a global basis, it may invest in issues that might rank above the lowest 20% by total market capitalization in local markets and, in fact, might in some countries rank among the largest companies in terms of capitalization.

The fund may invest without percentage limitation in domestic or foreign securities. It may invest up to 5% of its total assets in securities issued by any one company or foreign government. It may invest any amount of its assets in U.S. government securities. It may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. It may invest up to 10% of its total assets in restricted securities, securities with a limited trading market and securities which are not otherwise readily marketable.

The fund's principal investments are in common stocks. It also invests in American, European and Global Depositary Receipts. It may invest up to 35% of its assets in securities other than equity securities, including rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. At present, the fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc.)

EQUITY  SECURITIES  generally  entitle the holder to  participate in a company's general operating results. These include common stock; preferred stock; convertible securities; warrants or rights. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances; and structured investments. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the fund's Net Asset Value.

STRUCTURED INVESTMENTS Included among the issuers of debt securities in which the fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (1940
Act). As a result, a fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the fund's restrictions on investments in illiquid securities.


DEPOSITARY RECEIPTS are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").


PAGE


REPURCHASE AGREEMENTS The fund will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian, securities with an initial value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities. The fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the fund's board, i.e., banks or broker-dealers which have been determined by the manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

TEMPORARY INVESTMENTS. When the manager believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest the fund's portfolio in a temporary defensive manner. Under such circumstances, the fund may invest up to 100% of its assets in: (1) debt securities of companies of any nation; (2) debt securities of the U.S. government or its political subdivisions and of other governments; (3) short-term (maturities up to 60 days) time deposits with banks; (4) commercial paper; and (5) repurchase agreements with banks and broker-dealers.


INVESTMENT RESTRICTIONS The fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The fund may not:

1. Invest more than 5% of its total assets in the securities of any one issuer (exclusive of U.S. government securities).

2. Invest in real estate or mortgages on real estate (although the fund may invest in marketable securities secured by real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than publicly issued debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; purchase or sell commodity contracts, or, as an operating policy approved by the board, invest in closed-end investment companies.

3. Purchase or retain securities of any company in which directors or officers of the fund or of the manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

4. Purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities, or invest in any company for the purpose of exercising control or management.

5. Act as an underwriter; issue senior securities; purchase on margin or sell short; write, buy or sell puts, calls, straddles or spreads.

6. Loan money, apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of


PAGE

     indebtedness, although the fund may buy U.S. government obligations with a simultaneous agreement with the seller to repurchase them within no more than seven days at the original repurchase price plus accrued interest.

7. Borrow money for any purpose other than redeeming its shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets; or pledge, mortgage, or hypothecate its assets for any purpose other than to secure such borrowings, and then only to such extent not exceeding 10% of the value of its total assets as the board may by resolution approve. The fund will not pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 10% of the offering price of its shares.

8. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

9. Invest more than 5% of its total assets in warrants whether or not listed on the New York Stock Exchange (NYSE) or American Stock Exchange, and more than 2% of its total assets in warrants that are not listed on those exchanges. Warrants acquired by the fund in units or attached to securities are not included in this restriction.

10. Invest more than 10% of its total assets in restricted securities, securities with a limited trading market (which the fund may not be able to dispose of at the current market price) or those which are not otherwise readily marketable with readily available current market quotations.

11.  Invest more than 25% of its total assets in a single industry.

12. Invest in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement.

13. Participate on a joint or a joint and several basis in any trading account in securities. (See "Portfolio Transaction" as to transactions in the same securities for the fund, other clients and/or mutual funds within the Franklin Templeton Group of Funds.)

The fund may also be subject to investment limitations imposed by foreign jurisdictions in which the fund sells its shares.



PAGE


The fund has undertaken with a state securities commission that it will limit investments in illiquid securities to no more than 5% of its total assets.

If a bankruptcy or other extraordinary event occurs concerning a particular security the fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

With the exception of Investment Restrictions Numbers 10 and 11, above, nothing herein shall be deemed to prohibit the fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the fund by the issuer, except that no such purchase may be made if, as a result, the fund would no longer be a diversified investment company as defined in the 1940 Act. Foreign corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price below the market price of the shares. The failure to exercise such rights would result in dilution of the fund's interest in the issuing company. Therefore, the exception applies in cases where the limits set forth in any investment policy or restriction would otherwise be exceeded by exercising rights, or have already been exceeded as a result of fluctuations in the market value of the fund's portfolio securities.


RISKS
--------------------------------------------------------------------------------

FOREIGN SECURITIES The fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to purchase such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may



PAGE


not be comparable to those applicable to U.S. companies. The fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its Net Asset Value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Although the fund may not invest more than 10% of its total assets in securities with a limited trading market, in the opinion of management such securities with a limited trading market do not present a significant liquidity problem. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

The fund may invest up to 100% of its total assets in emerging markets. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current  size of the  markets  for  such  securities  and the  currently  low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will



PAGE


not occur in the future. In the event of such expropriation, the fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to fund shareholders.

The  fund  may  invest  up to 5% of its  total  assets  in  Russian  securities.
Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of intercompany debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the



PAGE


fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the fund to lose its registration through fraud, negligence or even mere oversight. While the fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged



PAGE


in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the fund from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by the fund if a potential purchaser is deemed unsuitable, which may expose the fund to potential loss on the investment.

CURRENCY RISK The fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) will be incurred, particularly when the fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a fund's portfolio securities are denominated may have a detrimental impact on the fund. Through the fund's flexible policy, the manager endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.



PAGE


The board considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services -- Shareholder Servicing Agent and Custodian"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of the manager, any losses resulting from the holding of the fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

EURO RISK On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

Franklin Resources, Inc. has created an interdepartmental team to handle all Euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While the implementation of the euro could have a negative effect on the fund, the fund's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.

INTEREST RATE RISK To the extent the fund invests in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

LOWER-RATED SECURITIES Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. The fund may invest up to 10% of its total assets in defaulted debt securities. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders.

The markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade



PAGE


securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the fund may incur additional expenses to seek recovery.

The fund may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, the fund must distribute substantially all of its income to shareholders (see "Additional Information on Distributions and Taxes"). Thus, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

The fund has a board of directors. The board is responsible for the overall management of the fund, including general supervision and review of the fund's investment activities. The board, in turn, elects the officers of the fund who are responsible for administering the fund's day-to-day operations. The board also monitors the fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The affiliations of the officers and board members and their principal occupations for the past five years are shown below.


                                POSITION(S)
                                HELD WITH            PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS           THE FUND             DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------
HARRIS J. ASHTON (66)              Director                    Director, RBC Holdings, Inc. (a bank holding company) and
                                                               Bar-S Foods (a
------------------------------------------------------------------------------------------------------------------------



PAGE

------------------------------------------------------------------------------------------------------------------------
191 Clapboard Ridge Road                                       meat packing company); director or trustee, as the case may
Greenwich, CT  06830                                           be, of 49 of the investment companies in the Franklin
                                                               Templeton Group of Funds; and FORMERLY, President, Chief
                                                               Executive Officer and Chairman of the Board, General Host
                                                               Corporation (nursery and craft centers).
------------------------------------------------------------------------------------------------------------------------
*NICHOLAS F. BRADY (68)            Director                    Chairman, Templeton Emerging Markets Investment Trust PLC,
The Bullitt House                                              Templeton Latin America Investment Trust PLC, Darby
102 East Dover Street                                          Overseas Investments, Ltd. and Darby Emerging Markets
Easton, MD 21601                                               Investments LDC (investment firms) (1994-present);
                                                               Director, Templeton Global Strategy Funds, Amerada Hess
                                                               Corporation (exploration and refining of natural gas ),
                                                               Christiana Companies, Inc. (operating and investment companies), and H.J. Heinz Company (packaged foods and allied products);
                                                               director or trustee, as the case may be, of 21 of the investment companies in the Franklin Templeton Group of Funds; and
                                                               FORMERLY, Secretary of the United States Department of
                                                               the Treasury (1988-1993) and Chairman of the Board,
                                                               Dillon, Read & Co., Inc. (investment banking) prior to
                                                               1988.
------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (53)               Director and Vice           Executive Vice President and Director, Franklin Resources,
777 Mariners Island Blvd.          President                   Inc., Franklin Templeton Distributors, Inc. and Franklin
San Mateo, CA 94404                                            Templeton Services, Inc.; Executive Vice President,
                                                               Franklin Advisers, Inc.; Director, Franklin/Templeton
                                                               Investor Services, Inc.; and officer and/or director or
                                                               trustee, as the case may be, of most of the other
                                                               subsidiaries of Franklin Resources, Inc. and of 53 of the
                                                               investment companies in the Franklin Templeton Group of
                                                               Funds.
------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (66)           Director                    Member of the law firm of Pitney, Hardin, Kipp & Szuch;
Park Avenue at                                                director or trustee, as the case may be, of 51 of the
Morris County                                                 investment companies in the Franklin Templeton Group of Funds.
P.O. Box 1945
Morristown, NJ 07962-1945

------------------------------------------------------------------------------------------------------------------------




PAGE


------------------------------------------------------------------------------------------------------------------------
JOHN Wm. GALBRAITH (77)             Director                   President, Galbraith Properties, Inc. (personal investment
360 Central Avenue                                             company); Director Emeritus, Gulf West Banks, Inc. (bank
Suite 1300                                                     holding company) (1995-present); director or trustee, as
St. Petersburg, FL 33701                                       the case may be, of 20 of the investment companies in the
                                                               Franklin Templeton Group of Funds; and FORMERLY, Director,
                                                               Mercantile Bank (1991-1995), Vice Chairman, Templeton,
                                                               Galbraith & Hansberger Ltd. (1986-1992), and Chairman,
                                                               Templeton Funds Management, Inc. (1974-1991).
------------------------------------------------------------------------------------------------------------------------
ANDREW H. HINES, JR. (75)          Director                    Consultant for the Triangle Consulting Group;
150 Second Avenue N.                                           Executive-in-Residence of Eckerd College (1991-present);
St. Petersburg, FL 33701                                       director or trustee, as the case may be, of 22 of the
                                                               investment companies in the Franklin Templeton Group of
                                                               Funds; and FORMERLY, Chairman and Director, Precise Power
                                                               Corporation (1990-1997), Director, Checkers Drive-In
                                                               Restaurant, Inc. (1994-1997), and Chairman of the Board
                                                               and Chief Executive Officer, Florida Progress Corporation
                                                               (holding company in the energy area) (1982-1990) and
                                                               director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------------------------
*CHARLES B. JOHNSON (65)           Chairman of the             President, Chief Executive Officer and Director, Franklin
777 Mariners Island Blvd.          Board and Vice              Resources, Inc.; Chairman of the Board and Director,
San Mateo, CA 94404                President                   Franklin Advisers, Inc., Franklin Advisory Services,
                                                               Inc., Franklin Investment Advisory Services, Inc. and
                                                               Franklin Templeton Distributors, Inc.; Director,
                                                               Franklin/Templeton Investor Services, Inc. and Franklin
                                                               Templeton Services, Inc.; officer and/or director or
                                                               trustee, as the case may be, of most of the other
                                                               subsidiaries of Franklin Resources, Inc. and of 50 of the
                                                               investment companies in the Franklin Templeton Group of
                                                               Funds.
------------------------------------------------------------------------------------------------------------------------
BETTY P. KRAHMER (69)              Director                    Director or trustee of various civic associations;
2201 Kentmere Parkway                                          director or trustee, as
------------------------------------------------------------------------------------------------------------------------



PAGE

------------------------------------------------------------------------------------------------------------------------
Wilmington, DE 19806                                          the case may be, of 21 of the investment companies in the
                                                              Franklin Templeton Group of Funds; and FORMERLY, Economic Analyst,
                                                              U.S. government.
------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (70)             Director                    Director, Fund American Enterprises Holdings, Inc., MCI
8212 Burning Tree Road                                         WorldCom, MedImmune, Inc. (biotechnology), Spacehab, Inc.
Bethesda, MD 20817                                             (aerospace services) and Real 3D (software); director or
                                                               trustee, as the case may  be, of 49 of the investment
                                                               companies in the Franklin Templeton Group of Funds; and
                                                               FORMERLY, Chairman, White River Corporation (financial
                                                               services) and Hambrecht and Quist Group (investment
                                                               banking), and President, National Association of Securities
                                                               Dealers, Inc.
------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (69)              Director                    Manager of personal investments (1978-present); director
2665 N.E. 37th Drive                                           of various business and nonprofit organizations; director
Fort Lauderdale, FL 33308                                      or trustee, as the case may be, of 22 of the investment
                                                               companies in the Franklin Templeton Group of Funds; and
                                                               FORMERLY, Chairman and Chief Executive Officer, Landmark
                                                               Banking Corporation (1969-1978), Financial Vice
                                                               President, Florida Power and Light (1965-1969), and Vice
                                                               President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------
CHARLES E. JOHNSON (42)            President                   Senior Vice President and Director, Franklin Resources,
500 East Broward Blvd.                                         Inc.; Senior Vice President, Franklin Templeton
Fort Lauderdale, FL 33394-3091                                 Distributors, Inc.; President and Director, Templeton
                                                               Worldwide, Inc.; Chairman and Director, Templeton
                                                               Investment Counsel, Inc.; Vice President, Franklin
                                                               Advisers, Inc.; officer and/or director of some of the
                                                               other subsidiaries of Franklin Resources, Inc.; and
                                                               officer and/or director or trustee, as the case may be,
                                                               of 34 of the investment companies in the Franklin
                                                               Templeton Group of Funds.
------------------------------------------------------------------------------------------------------------------------
MARK G. HOLOWESKO (38)             Vice President              President, Templeton Global Advisors Limited; Chief
Lyford Cay                                                     Investment Officer, Global Equity Group; Executive Vice
Nassau, Bahamas                                                President and Director, Templeton

------------------------------------------------------------------------------------------------------------------------



PAGE

------------------------------------------------------------------------------------------------------------------------
                                                               Worldwide, Inc.; officer of 21 of the investment
                                                               companies in the Franklin Templeton Group of Funds; and
                                                               FORMERLY, Investment Administrator, RoyWest Trust
                                                               Corporation (Bahamas) Limited (1984-1985).
------------------------------------------------------------------------------------------------------------------------
*RUPERT H. JOHNSON, JR.(58)        Vice President              Executive Vice President and Director, Franklin
777 Mariners Island Blvd.                                      Resources, Inc. and Franklin Templeton Distributors,
San Mateo, CA 94404                                            Inc.; President and Director, Franklin Advisers, Inc.;
                                                               Senior Vice President and Director, Franklin Advisory
                                                               Services, Inc. and Franklin Investment Advisory Services,
                                                               Inc.; Director, Franklin/Templeton Investor Services,
                                                               Inc.; and officer and/or director or trustee, as the case
                                                               may be, of most of the other subsidiaries of Franklin
                                                               Resources, Inc. and of 53 of the investment companies in
                                                               the Franklin Templeton Group of Funds.
------------------------------------------------------------------------------------------------------------------------
DEBORAH R. GATZEK (50)             Vice President              Senior Vice President and General Counsel, Franklin
777 Mariners Island Blvd.                                      Resources, Inc.; Senior Vice President, Franklin Templeton
San Mateo, CA 94404                                            Services, Inc. and Franklin Templeton Distributors, Inc.;
                                                               Executive Vice President, Franklin Advisers, Inc.; Vice
                                                               President, Franklin Advisory Services, Inc.; Vice
                                                               President, Chief Legal Officer and Chief Operating
                                                               Officer, Franklin Investment Advisory Services, Inc.; and
                                                               officer of 53 of the investment companies in the Franklin
                                                               Templeton Group of Funds.
------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (38)            Vice President              Senior Vice President and Chief Financial Officer,
777 Mariners Island Blvd.                                      Franklin Resources, Inc.; Executive Vice President and
San Mateo, CA 94404                                            Director, Templeton Worldwide, Inc.; Executive Vice
                                                               President, Chief Operating Officer and Director,
                                                               Templeton Investment Counsel, Inc.; Executive Vice
                                                               President and Chief Financial Officer, Franklin Advisers,
                                                               Inc.; Chief Financial Officer, Franklin Advisory
                                                               Services, Inc. and Franklin Investment Advisory Services,
                                                               Inc.; President and Director, Franklin Templeton
                                                               Services, Inc.; Senior Vice President and Chief Financial
                                                               Officer, Franklin/Templeton Investor Services,
------------------------------------------------------------------------------------------------------------------------



PAGE

------------------------------------------------------------------------------------------------------------------------
                                                               Inc.; officer and/or director of some of the other
                                                               subsidiaries of Franklin Resources, Inc.; and officer
                                                               and/or director or trustee, as the case may be, of 53 of
                                                               the investment companies in the Franklin Templeton Group
                                                               of Funds.
------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (58)                   Vice President              Vice President and Treasurer, Templeton Worldwide, Inc.;
500 East Broward Blvd.                                         Assistant Vice President, Franklin Templeton
Fort Lauderdale, FL 33394-3091                                 Distributors, Inc.; officer of 25 of the investment
                                                               companies in the Franklin Templeton Group of Funds; and
                                                               FORMERLY, Vice President and Controller, Keystone Group,
                                                               Inc.
------------------------------------------------------------------------------------------------------------------------
ELIZABETH M. KNOBLOCK (43)         Vice President -            General Counsel, Secretary and Senior Vice President,
500 East Broward Blvd.             Compliance                  Templeton Investment Counsel, Inc.; Senior Vice
Fort Lauderdale,                                               President, Templeton Global Investors, Inc.; officer of
FL 33394-3091                                                  21 of the investment companies in the Franklin Templeton
                                                               Group of Funds; and FORMERLY, Vice President and
                                                               Associate General Counsel, Kidder Peabody & Co. Inc.
                                                               (1989-1990), Assistant General Counsel, Gruntal & Co.,
                                                               Inc. (1988), Vice President and Associate General
                                                               Counsel, Shearson Lehman Hutton Inc. (1988), Vice
                                                               President and Assistant General Counsel, E.F. Hutton &
                                                               Co. Inc. (1986-1988), and Special Counsel of the Division
                                                               of Investment Management, U.S. Securities and Exchange
                                                               Commission (1984-1986).
------------------------------------------------------------------------------------------------------------------------
JAMES R. BAIO (44)                 Treasurer                   Certified Public Accountant; Treasurer, Franklin Mutual
500 East Broward Blvd.                                         Advisers, Inc.; Senior Vice President, Templeton
Fort Lauderdale, FL 33394-3091                                 Worldwide, Inc., Templeton Global Investors, Inc. and
                                                               Templeton Funds Trust Company; officer of 22 of the
                                                               investment companies in the Franklin Templeton Group of
                                                               Funds; and FORMERLY, Senior Tax Manager, Ernst & Young
                                                               (certified public accountants) (1977-1989).


BARBARA J. GREEN (51)              Secretary                   Senior Vice President, Templeton Worldwide, Inc. and
500 East Broward Blvd.                                         Templeton Global Investors, Inc.; officer of 21 of the
Fort Lauderdale, FL 33394-3091                                 investment companies in the Franklin Templeton Group of
                                                               Funds; and FORMERLY,
------------------------------------------------------------------------------------------------------------------------



PAGE

------------------------------------------------------------------------------------------------------------------------
                                                               Deputy Director of the Division of Investment Management,
                                                               Executive Assistant and Senior Advisor to the Chairman,
                                                               Counselor to the Chairman, Special Counsel and Attorney
                                                               Fellow, U.S. Securities and Exchange Commission
                                                               (1986-1995), Attorney, Rogers & Wells, and Judicial
                                                               Clerk, U.S. District Court (District of Massachusetts).

---------------
*This board member is considered an "interested person" under federal securities laws. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The fund pays noninterested board members and Mr. Brady an annual retainer of $8,000 and a fee of $400 per board meeting attended. Board members who serve on the audit committee of the fund and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the fund. Members of the nominating and compensation committee are not compensated for any committee meeting that is held in conjunction with a board meeting. Noninterested board members may also serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members and Mr. Brady by the fund and by other funds in the Franklin Templeton Group of Funds.


                                                                 NUMBER OF BOARDS IN
                                        TOTAL FEES RECEIVED      THE FRANKLIN
                    TOTAL FEES          FROM THE FRANKLIN        TEMPLETON GROUP OF
                    RECEIVED            TEMPLETON GROUP OF       FUNDS ON WHICH EACH
NAME                FROM THE FUND(1)    FUNDS(2)                 SERVES(3)
--------------------------------------------------------------------------------
Harris J. Ashton        $10,000            $361,157                    49
Nicholas F. Brady        10,000             140,975                    21
S. Joseph Fortunato      10,000             367,835                    51
John Wm. Galbraith        9,588             134,425                    20
Andrew H. Hines Jr.      10,088             208,075                    22
Betty P. Krahmer         10,000             141,075                    21
Gordon S. Macklin        10,000             361,157                    49
Fred R. Millsaps         10,088             210,075                    22

---------------

(1)For the fiscal year ended August 31, 1998. During the period from September 1, 1997, through February 27, 1998, an annual retainer of $6,000 and fees at the rate of $500 per meeting attended were in effect.
(2)For the calendar year ended December 31, 1998.
(3)We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 168 U.S. based funds or series.





PAGE


Noninterested board members and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The fund's manager is Templeton Investment Counsel, Inc. The manager is wholly owned by Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. The Templeton organization has been investing globally since 1940. The manager and its affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Poland, Russia, Singapore, South Africa, Taiwan, United Kingdom, U.S., and Vietnam.

The manager provides investment research and portfolio management services, and selects the securities for the fund to buy, hold or sell. The manager also selects the brokers who execute the fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the fund. Similarly, with respect to the fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the fund or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the fund's code of ethics.

Under the fund's code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade



PAGE


must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

MANAGEMENT FEES The fund pays the manager a fee equal to an annual rate of 0.75% of the fund's average daily net assets.

This fee computed according to the terms of the management agreement. Each class of the fund's shares pays it proportionate share of the fee.

For the last three fiscal years ended August 31, the fund paid the following management fees:

                   MANAGEMENT FEES PAID ($)
------------------------------------------
1998               13,469,024
1997               13,090,483
1996               11,134,701

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the fund to provide certain administrative services and facilities for the fund. FT Services is wholly owned by Resources and is an affiliate of the fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The fund pays FT Services a monthly fee equal to an annual rate of:

/bullet/   0.15% of the fund's average daily net assets up to $200 million;
/bullet/   0.135% of average daily net assets over $200 million up to $700 million;
/bullet/ 0.10% of average daily net assets over $700 million up to $1.2 billion; and
/bullet/   0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended August 31, the fund paid the following administration fees:



PAGE


                  ADMINISTRATION FEES PAID ($)
 ---------------------------------------------
 1998             1,921,902
 1997             1,884,048
 1996 (1)         1,688,684

(1)  Before  October  1,  1996,   Templeton  Global  Investors,   Inc.  provided
administrative services to the fund.

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

For its services, Investor Services receives a fixed fee per account. The fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the fund's assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

AUDITOR McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017, is the fund's independent auditor. The auditor gives an opinion on the financial statements included in the fund's Annual Report to Shareholders and reviews the fund's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is



PAGE


negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes



PAGE


receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

Purchases and sales of securities, without the payment of brokerage commissions, fees (except customary transfer fees) or other remuneration, may be effected between the fund and one or more other investment companies or clients supervised by the manager according to procedures adopted under the Investment Company Act of 1940.

During the last three fiscal years ended August 31, the fund paid the following brokerage commissions:

                     BROKERAGE COMMISSIONS ($)
    ---------------- -------------------------
    1998             3,778,228
    1997             2,124,639
    1996               425,000

As of August 31, 1998, the fund did not own securities of its regular broker-dealers.

DISTRIBUTIONS AND TAXES

The fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the fund, constitute its net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.


PAGE


DISTRIBUTIONS OF CAPITAL GAINS The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by the fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gains realized by the fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by the fund. Similarly, foreign exchange losses realized by the fund on the sale of debt instruments are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

The fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the fund may elect to pass-through to you your pro rata share of foreign taxes paid by the fund. If this election is made, the year-end statement you receive from the fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or claim a foreign tax credit for such taxes against your U.S. federal income tax. The fund will provide you with the information necessary to complete your individual income tax return if such election is made.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The fund has elected to be treated as a regulated investment company under Subchapter M of the tax code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS The tax code requires the fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes that cause you to recognize a gain or loss. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you purchase other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

DEFERRAL OF BASIS All or a portion of the sales charge that you paid for your shares in the fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the fund or in another of the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS As a corporate shareholder, you should note that 8.18% of the dividends paid by the fund for the most recent fiscal year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

PAGE


INVESTMENT IN COMPLEX SECURITIES The fund may invest in complex securities. Such investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the fund are treated as ordinary income or capital gain, accelerate the recognition of income to the fund or defer the fund's ability to recognize losses, and, in limited cases, subject the fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the fund.

For more information, please call 1-800/ DIAL BEN to request a free copy of the Franklin Templeton Tax Information Handbook.



ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

The fund is a diversified, open-end management investment company, commonly called a mutual fund. The fund was organized as a Maryland corporation on February 4, 1981, and is registered with the SEC.

The fund currently offers three classes of shares, Class I, Class II and Advisor Class. The fund may offer additional classes of shares in the future. The full title of each class is:

/bullet/   Templeton Global Smaller Companies Fund, Inc. -  Class I
/bullet/   Templeton Global Smaller Companies Fund, Inc. -  Class II
/bullet/   Templeton Global Smaller Companies Fund, Inc. -  Advisor Class

The fund changed its name from Templeton Smaller Companies Growth Fund, Inc. to Templeton Global Smaller Companies Fund, Inc. on May 15, 1996.



PAGE


Shares of each class represent proportionate interests in the fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The fund has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The fund does not intend to hold annual shareholder meetings. The fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by shareholders holding at least 10% of the outstanding shares to consider the removal of a board member. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting may also be called by the board in its discretion.

As of October 2, 1998, the principal shareholders of the fund, beneficial or of record, were:


NAME AND ADDRESS                          SHARE CLASS         PERCENTAGE (%)
------------------------------------------------------------------------------
Franklin Templeton                           Advisor             40.56
 Trust Company /1/
Trustee for ValuSelect
Franklin Templeton 401K
P.O. Box 2438
Rancho Cordova, CA 95741-2438

Franklin Templeton                           Advisor             30.93
 Trust Company /1/
Trustee for ValuSelect
Franklin Resources Profit
  Sharing Plan
P.O. Box 2438
Rancho Cordova, CA 95741-2438

/1/ Franklin Templeton Trust Company is a Calfornia corporation and is wholly owned by Franklin Resources, Inc.

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of October 2, 1998, the officers and board members, as a group, owned of record and beneficially 5% of the fund's Advisor Class shares and less than 1% of the outstanding shares of the other classes. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
--------------------------------------------------------------------------------



PAGE


The fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class I and 1% for Class II. The initial sales charge for Class I shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases. The Franklin Templeton Funds include the U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.



PAGE


CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class I shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. You may also combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy Class I shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

/bullet/ You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

/bullet/ You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

/bullet/ Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

/bullet/ Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the fund, you may buy Class I shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class I purchases you made within 90 days before you filed your LOI may also qualify for a retroactive reduction in the sales charge. If you file your LOI with the fund before a change in the fund's sales charges, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.



PAGE


Your holdings in the Franklin Templeton Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.



PAGE


GROUP PURCHASES. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

/bullet/    Was formed at least six months ago,

/bullet/    Has a purpose other than buying fund shares at a discount,

/bullet/    Has more than 10 members,

/bullet/ Can arrange for meetings between our representatives and group members,

/bullet/ Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

/bullet/ Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

/bullet/ Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased the fund's Class I shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class I shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

/bullet/ Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in the fund's Class I shares. This waiver category also applies to Class II shares.



PAGE


/bullet/ Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

/bullet/ Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

/bullet/ Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

            If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

/bullet/ Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

            If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of fund shares and the CDSC holding period will begin again. We will, however, credit your fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

            If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

/bullet/ Distributions from an existing retirement plan invested in the Franklin Templeton Funds

WAIVERS FOR CERTAIN INVESTORS. Class I shares may also be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expense, including:

/bullet/ Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain



PAGE


            retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

/bullet/ Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

/bullet/ Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

/bullet/ Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

/bullet/ Registered securities dealers and their affiliates, for their investment accounts only

/bullet/ Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

/bullet/ Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

/bullet/ Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

/bullet/    Accounts managed by the Franklin Templeton Group

/bullet/ Certain unit investment trusts and their holders reinvesting distributions from the trusts

/bullet/    Group annuity separate accounts offered to retirement plans

/bullet/ Chilean retirement plans that meet the requirements described under "Retirement plans" below



PAGE


RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the tax code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the tax code) must also meet the group purchase requirements described above to be able to buy Class I shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the fund, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a CDSC may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds.

Any retirement plan that does not meet the requirements to buy Class I shares without an initial sales charge and that was a shareholder of the fund on or before February 1, 1995, may buy shares of the fund subject to a maximum initial sales charge of 4% of the offering price, 3.2% of which will be retained by securities dealers.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The fund's Class I shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS           SALES CHARGE (%)
----------------------------------------------------------
Under $30,000                             3.0
$30,000 but less than $50,000             2.5
$50,000 but less than $100,000            2.0



PAGE

$100,000 but less than $200,000           1.5
$200,000 but less than $400,000           1.0
$400,000 or more                          0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans without an initial sales charge: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to



PAGE


securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class I shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class II shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without an initial sales charge may also be subject to a CDSC if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

CDSC WAIVERS. The CDSC for either share class will generally be waived for:

/bullet/    Account fees

/bullet/ Sales of shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors

/bullet/ Redemptions by the fund when an account falls below the minimum required account size


PAGE


/bullet/ Redemptions following the death of the shareholder or beneficial owner

/bullet/ Redemptions through a systematic withdrawal plan set up before February 1, 1995

/bullet/ Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's net asset value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

/bullet/ Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy

/bullet/    Returns of excess contributions from employee benefit plans

/bullet/ Redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

/bullet/ Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and invested at net asset value. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are



PAGE


seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount,



PAGE


however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the



PAGE


account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to your, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.



PAGE


PRICING SHARES
--------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The fund calculates the NAV per share of each class each business day at the close of trading on the NYSE (normally 1:00 p.m. pacific time). The fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the fund values them according to the broadest and most representative market as determined by the manager.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the fund's NAV is not calculated. Thus, the calculation of the fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.



PAGE


Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
--------------------------------------------------------------------------------
Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the fund's shares throughout the world except for Europe. Templeton Global Strategic Services (DEUTSCHLAND) GMbH (Templeton Strategic Services) acts as the principal underwriter in Europe. The terms of the underwriting agreement between the fund and the foreign underwriter substantially similar to those of the agreement with Distributors. In addition to the compensation listed in the following tables, each of the underwriters may be entitled to reimbursement under the Rule 12b-1 plans, as discussed below.

DISTRIBUTORS  is located at 777  Mariners  Island  Blvd.,  San Mateo,  CA 94404.
Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended August 31:


PAGE


                                                             AMOUNT RECEIVED IN
                TOTAL                                        CONNECTION WITH
                COMMISSIONS         AMOUNT RETAINED BY       REDEMPTIONS AND
                RECEIVED ($)        DISTRIBUTORS ($)         REPURCHASES ($)
--------------------------------------------------------------------------------
    1998        5,451,413           754,106                  41,558
    1997        2,586,065           375,271                  12,143
    1996        2,145,795           436,675                   1,455

Except as noted, Distributors received no other compensation from the fund for acting as underwriter.

TEMPLETON STRATEGIC SERVICES is located at Taunusanlage 11, D-60329, Frankfurt. The table below shows the aggregate underwriting commissions Templeton Strategic Services received in connection with the offering of the fund's shares, the net underwriting discounts and commissions Templeton Strategic Services retained after allowances to dealers, and the amounts Templeton Strategic Services received in connection with redemptions or repurchases of shares for the last three fiscal years ended August 31:

                                                 Amount Retained by           Amount Received in Connection with
                    Total Commissions         Templeton Strategic Services        Redemptions and Repurchases ($)
                       Received ($)                        ($)
    ----------- --------------------------- ---------------------------------- --------------------------------------
    1998
    1997                 169,633                       20,577                             0
    1996                  73,585                       11,862                             0



Except as noted, Templeton Strategic Services received no other compensation from the fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES Each class has a separate distribution or "Rule 12b-1" plan. Under the plan, each class may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell its shares. These expenses may include, among others, distribution or service fees paid to securities dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.



PAGE


THE CLASS I PLAN. Payments by the fund under the Class I plan may not exceed 0.25% per year of Class I's average daily net assets, payable quarterly. Expenses not reimbursed in any quarter may be reimbursed in future quarters or years. This includes expenses not reimbursed because they exceeded the applicable limit under the plan. As of August 31, 1998, there were no unreimbursed expenses under the Class I plan.

THE CLASS II PLAN. Under the Class II plan, the fund may pay Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. The fund may also pay a servicing fee of up to 0.25% per year of Class II's average daily net assets, payable quarterly, under the Class II plan. This fee may be used to pay securities dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

THE CLASS I AND CLASS II PLANS. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.



PAGE


Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the board, including a majority vote of the board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such board members be done by the noninterested members of the fund's board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the noninterested board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the manager or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the noninterested board members, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the plans should be continued.

For the fiscal year ended August 31, 1998, the amounts paid by the fund pursuant to the plans were:



PAGE


                                              CLASS I ($)          CLASS II ($)
--------------------------------------------------------------------------------
Advertising                                    370,220               10,252
Printing and mailing prospectuses
  other than to current shareholders           185,031                5,124
Payments to underwriters                       125,660              146,730
Payments to broker-dealers                   3,402,376              319,405
Other                                                0                    0
                                            ----------------------------------
Total                                        4,083,287              481,511
                                           ===================================


PERFORMANCE
--------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the fund.



PAGE

The average annual total returns for the indicated periods ended August 31, 1998, were:

                 1 YEAR        5 YEARS                 10 YEARS
------------------------------------------------------------------
Class I          -26.13%       4.67%                   8.64%

                               SINCE INCEPTION
                 1 YEAR        (MAY 1, 1995)
---------------- ------------- ------------------------
Class II         -24.02%       4.73%

These figures were calculated according to the SEC formula:

P(1+T)n  = ERV

where:

P    =    a hypothetical initial payment of $1,000
T    =    average annual total return
n    =    number of years
ERV  =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended August 31, 1998, were:

                 1 YEAR        5 YEARS                      10 YEARS
-----------------------------------------------------------------------------
Class I          -26.13%       25.61%                       129.10%

                               SINCE INCEPTION (MAY 1,
                 1 YEAR         1995)
------------------------------------------------------------
Class II         -24.02%        16.82%

VOLATILITY Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00



PAGE


indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

 (i) unmanaged indices so that you may compare the fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the fund and the manager may also refer to the following



PAGE


information:

/bullet/ The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

/bullet/ The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International(R) or a similar financial organization.

/bullet/ The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International(R) or a similar financial organization.

/bullet/ The geographic and industry distribution of the fund's portfolio and the fund's top ten holdings.

/bullet/ The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

/bullet/ To assist investors in understanding the different returns and risk characteristics of various investments, the fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).

/bullet/ The major industries located in various jurisdictions as published by the Morgan Stanley Index.

/bullet/ Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

/bullet/ Allegorical stories illustrating the importance of persistent long-term investing.

/bullet/ The fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.


PAGE



/bullet/ A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

/bullet/ The number of shareholders in the fund or the aggregate number of shareholders of the open-end investment companies in the Franklin Templeton Group of Funds or the dollar amount of fund and private account assets under management.

/bullet/ Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

/bullet/ Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing, including the following:

              /bullet/ "Never follow the crowd. Superior performance is possible only if you invest differently from the crowd."

              /bullet/   "Diversify by company, by industry and by country."

              /bullet/   "Always maintain a long-term perspective."

              /bullet/   "Invest for maximum total real return."

              /bullet/   "Invest - don't trade or speculate."

              /bullet/ "Remain flexible and open-minded about types of investment."

              /bullet/   "Buy low."

              /bullet/ "When buying stocks, search for bargains among quality stocks."

              /bullet/   "Buy value, not market trends or the economic outlook."

              /bullet/ "Diversify. In stocks and bonds, as in much else, there is safety in numbers."



PAGE


              /bullet/   "Do your homework or hire wise experts to help you."

              /bullet/   "Aggressively monitor your investments."

              /bullet/   "Don't panic."

              /bullet/   "Learn from your mistakes."

              /bullet/   "Outperforming the market is a difficult task."

              /bullet/ "An investor who has all the answers doesn't even understand all the questions."

              /bullet/   "There's no free lunch."

              /bullet/ "And now the last principle: Do not be fearful or negative too often."

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.



PAGE


In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $207 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 117 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and their shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests have been planned to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also in the process of developing contingency plans for Year 2000 failures. In an operation as complex and geographically distributed as Resources' business, however, this means identifying only those mission critical systems for which it is practical to develop a contingency plan.

PAGE


DESCRIPTION OF BOND RATINGS
--------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



PAGE


Caa - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION (S&P)

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.



PAGE


C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.



PAGE


A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.




PAGE

                                     PART B

                     GLOBAL SMALLER COMPANIES ADVISOR CLASS
                      STATEMENT OF ADDITIONAL INFORMATION

PAGE

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
ADVISOR CLASS
STATEMENT OF ADDITIONAL INFORMATION



JANUARY 1, 1999
100 FOUNTAIN PARKWAY, P.O. BOX 33030
ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the fund's prospectus. The fund's prospectus, dated January 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with the fund's prospectus.

The audited financial statements and auditor's report in the fund's Annual Report to Shareholders, for the fiscal year ended August 31, 1998, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals and Strategies
Risks
Officers and Directors
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
Pricing Shares
The Underwriter
Performance
Miscellaneous Information
Description of Bond Ratings

--------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

/bullet/ ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
         THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

/bullet/ ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
         BANK;

/bullet/ ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
         PRINCIPAL.
--------------------------------------------------------------------------------



PAGE

GOALS AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment goal is long-term capital growth. This goal is fundamental, which means it may not be changed without shareholder approval.

The fund tries to achieve its goal by investing primarily in the equity securities of smaller companies located anywhere in the world.

SMALLER COMPANIES Because the fund is permitted to apply the U.S. size standard on a global basis, it may invest in issues that might rank above the lowest 20% by total market capitalization in local markets and, in fact, might in some countries rank among the largest companies in terms of capitalization.

The fund may invest without percentage limitation in domestic or foreign securities. It may invest up to 5% of its total assets in securities issued by any one company or foreign government. It may invest any amount of its assets in U.S. government securities. It may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. It may invest up to 10% of its total assets in restricted securities, securities with a limited trading market and securities which are not otherwise readily marketable.

The fund's principal investments are in common stocks. It also invests in American, European and Global Depositary Receipts. It may invest up to 35% of its assets in securities other than equity securities, including rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. At present, the fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc.)

EQUITY  SECURITIES  generally  entitle the holder to  participate in a company's general operating results. These include common stock; preferred stock; convertible securities; warrants or rights. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances; and structured investments. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value



PAGE

of such securities generally declines. These changes in market value will be reflected in the fund's Net Asset Value.

STRUCTURED INVESTMENTS Included among the issuers of debt securities in which the fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the Investment Company Act of 1940 Act, as amended (1940 Act). As a result, a fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the fund's restrictions on investments in illiquid securities.

DEPOSITARY RECEIPTS are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").

REPURCHASE AGREEMENTS The fund will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian, securities with an initial value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities. The fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the fund's board, i.e., banks or broker-dealers which have been determined by the manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

TEMPORARY INVESTMENTS   When the manager believes that the securities trading
markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest the fund's portfolio in a temporary defensive manner. Under such circumstances, the fund may invest up to 100% of its assets in: (1) debt securities of companies of any nation; (2) debt securities of the U.S. government or its political subdivisions and of other governments; (3) short-term (maturities up to 60 days) time deposits with banks; (4) commercial paper; and (5) repurchase agreements with banks and broker-dealers.

INVESTMENT RESTRICTIONS The fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The fund may not:

1. Invest more than 5% of its total assets in the securities of any one issuer (exclusive of U.S. government securities).

2. Invest in real estate or mortgages on real estate (although the fund may invest in marketable securities secured by real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than publicly issued debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; purchase or sell commodity contracts, or, as an operating policy approved by the board, invest in closed-end investment companies.

3. Purchase or retain securities of any company in which directors or officers of the fund or of the manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

4. Purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities, or invest in any company for the purpose of exercising control or management.

5. Act as an underwriter; issue senior securities; purchase on margin or sell short; write, buy or sell puts, calls, straddles or spreads.




PAGE

6. Loan money, apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the fund may buy U.S. government obligations with a simultaneous agreement with the seller to repurchase them within no more than seven days at the original repurchase price plus accrued interest.

7. Borrow money for any purpose other than redeeming its shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets; or pledge, mortgage, or hypothecate its assets for any purpose other than to secure such borrowings, and then only to such extent not exceeding 10% of the value of its total assets as the board may by resolution approve. The fund will not pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 10% of the offering price of its shares.

8. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

9. Invest more than 5% of its total assets in warrants whether or not listed on the New York Stock Exchange (NYSE) or American Stock Exchange, and more than 2% of its total assets in warrants that are not listed on those exchanges. Warrants acquired by the fund in units or attached to securities are not included in this restriction.

10. Invest more than 10% of its total assets in restricted securities, securities with a limited trading market (which the fund may not be able to dispose of at the current market price) or those which are not otherwise readily marketable with readily available current market quotations.

11.      Invest more than 25% of its total assets in a single industry.

12. Invest in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement.

13. Participate on a joint or a joint and several basis in any trading account in securities. (See "Portfolio Transactions" as to transactions in the same securities for the fund, other clients and/o mutual funds within the Franklin Templeton Group of Funds.)



PAGE

The fund may also be subject to investment limitations imposed by foreign jurisdictions in which the fund sells its shares.

The fund has undertaken with a state securities commission that it will limit investments in illiquid securities to no more than 5% of its total assets.

If a bankruptcy or other extraordinary event occurs concerning a particular security the fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

With the exception of Investment Restrictions Numbers 10 and 11, above, nothing herein shall be deemed to prohibit the fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the fund by the issuer, except that no such purchase may be made if, as a result, the fund would no longer be a diversified investment company as defined in the 1940 Act. Foreign corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price below the market price of the shares. The failure to exercise such rights would result in dilution of the fund's interest in the issuing company. Therefore, the exception applies in cases where the limits set forth in any investment policy or restriction would otherwise be exceeded by exercising rights, or have already been exceeded as a result of fluctuations in the market value of the fund's portfolio securities.

RISKS
--------------------------------------------------------------------------------

FOREIGN SECURITIES The fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to purchase such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.



PAGE

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its Net Asset Value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Although the fund may not invest more than 10% of its total assets in securities with a limited trading market, in the opinion of management such securities with a limited trading market do not present a significant liquidity problem. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

The fund may invest up to 100% of its total assets in emerging markets. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current  size of the  markets  for  such  securities  and the  currently  low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.




PAGE

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to fund shareholders.

The  fund  may  invest  up to 5% of its  total  assets  in  Russian  securities.
Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of intercompany debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance




PAGE

of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia;
(o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the fund to lose its registration through fraud, negligence or even mere oversight. While the fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this




PAGE

regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the fund from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by the fund if a potential purchaser is deemed unsuitable, which may expose the fund to potential loss on the investment.

CURRENCY RISK The fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) will be incurred, particularly when the fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a fund's portfolio securities are denominated may have a detrimental impact on the fund. Through the fund's flexible policy, the manager endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from




PAGE

one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The board considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services -- Shareholder Servicing Agent and Custodian"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of the manager, any losses resulting from the holding of the fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

EURO RISK On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

Franklin Resources, Inc. has created an interdepartmental team to handle all Euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While the implementation of the euro could have a negative effect on the fund, the fund's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.

INTEREST RATE RISK To the extent the fund invests in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

LOWER-RATED SECURITIES Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. The fund may invest up to 10% of its total assets in defaulted debt securities. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders.

The markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness




PAGE

analysis than would be the case if the fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the fund may incur additional expenses to seek recovery.

The fund may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, the fund must distribute substantially all of its income to shareholders (see "Additional Information on Distributions and Taxes"). Thus, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

The fund has a board of directors. The board is responsible for the overall management of the fund, including general supervision and review of the fund's investment activities. The board, in turn, elects the officers of the fund who are responsible for administering the fund's day-to-day operations. The board also monitors the fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The affiliations of the officers and board members and their principal occupations for the past five years are shown below.


                                   POSITION(S)
                                   HELD WITH                   PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS              THE FUND                    DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (66)              Director                    Director, RBC Holdings, Inc. (a bank holding company) and
                                                               Bar-S Foods (a
------------------------------------------------------------------------------------------------------------------------



PAGE

------------------------------------------------------------------------------------------------------------------------
191 Clapboard Ridge Road                                       meat packing company); director or trustee, as the case may
Greenwich, CT  06830                                           be, of 49 of the investment companies in the Franklin
                                                               Templeton Group of Funds; and FORMERLY, President, Chief
                                                               Executive Officer and Chairman of the Board, General Host
                                                               Corporation (nursery and craft centers).
------------------------------------------------------------------------------------------------------------------------
*NICHOLAS F. BRADY (68)            Director                    Chairman, Templeton Emerging Markets Investment Trust PLC,
The Bullitt House                                              Templeton Latin America Investment Trust PLC, Darby
102 East Dover Street                                          Overseas Investments, Ltd. and Darby Emerging Markets
Easton, MD 21601                                               Investments LDC (investment firms) (1994-present);
                                                               Director, Templeton Global Strategy Funds, Amerada Hess
                                                               Corporation (exploration and refining of natural gas ),
                                                               Christiana Companies, Inc. (operating and investment companies), and H.J. Heinz Company (packaged foods and allied products);
                                                               director or trustee, as the case may be, of 21 of the investment companies in the Franklin Templeton Group of Funds; and
                                                               FORMERLY, Secretary of the United States Department of
                                                               the Treasury (1988-1993) and Chairman of the Board,
                                                               Dillon, Read & Co., Inc. (investment banking) prior to
                                                               1988.
------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (53)               Director and Vice           Executive Vice President and Director, Franklin Resources,
777 Mariners Island Blvd.          President                   Inc., Franklin Templeton Distributors, Inc. and Franklin
San Mateo, CA 94404                                            Templeton Services, Inc.; Executive Vice President,
                                                               Franklin Advisers, Inc.; Director, Franklin/Templeton
                                                               Investor Services, Inc.; and officer and/or director or
                                                               trustee, as the case may be, of most of the other
                                                               subsidiaries of Franklin Resources, Inc. and of 53 of the
                                                               investment companies in the Franklin Templeton Group of
                                                               Funds.
------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (66)           Director                    Member of the law firm of Pitney, Hardin, Kipp & Szuch;
Park Avenue at                                                director or trustee, as the case may be, of 51 of the
Morris County                                                 investment companies in the Franklin Templeton Group of Funds.
P.O. Box 1945
Morristown, NJ 07962-1945

------------------------------------------------------------------------------------------------------------------------




PAGE


------------------------------------------------------------------------------------------------------------------------
JOHN Wm. GALBRAITH (77)             Director                   President, Galbraith Properties, Inc. (personal investment
360 Central Avenue                                             company); Director Emeritus, Gulf West Banks, Inc. (bank
Suite 1300                                                     holding company) (1995-present); director or trustee, as
St. Petersburg, FL 33701                                       the case may be, of 20 of the investment companies in the
                                                               Franklin Templeton Group of Funds; and FORMERLY, Director,
                                                               Mercantile Bank (1991-1995), Vice Chairman, Templeton,
                                                               Galbraith & Hansberger Ltd. (1986-1992), and Chairman,
                                                               Templeton Funds Management, Inc. (1974-1991).
------------------------------------------------------------------------------------------------------------------------
ANDREW H. HINES, JR. (75)          Director                    Consultant for the Triangle Consulting Group;
150 Second Avenue N.                                           Executive-in-Residence of Eckerd College (1991-present);
St. Petersburg, FL 33701                                       director or trustee, as the case may be, of 22 of the
                                                               investment companies in the Franklin Templeton Group of
                                                               Funds; and FORMERLY, Chairman and Director, Precise Power
                                                               Corporation (1990-1997), Director, Checkers Drive-In
                                                               Restaurant, Inc. (1994-1997), and Chairman of the Board
                                                               and Chief Executive Officer, Florida Progress Corporation
                                                               (holding company in the energy area) (1982-1990) and
                                                               director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------------------------
*CHARLES B. JOHNSON (65)           Chairman of the             President, Chief Executive Officer and Director, Franklin
777 Mariners Island Blvd.          Board and Vice              Resources, Inc.; Chairman of the Board and Director,
San Mateo, CA 94404                President                   Franklin Advisers, Inc., Franklin Advisory Services,
                                                               Inc., Franklin Investment Advisory Services, Inc. and
                                                               Franklin Templeton Distributors, Inc.; Director,
                                                               Franklin/Templeton Investor Services, Inc. and Franklin
                                                               Templeton Services, Inc.; officer and/or director or
                                                               trustee, as the case may be, of most of the other
                                                               subsidiaries of Franklin Resources, Inc. and of 50 of the
                                                               investment companies in the Franklin Templeton Group of
                                                               Funds.
------------------------------------------------------------------------------------------------------------------------
BETTY P. KRAHMER (69)              Director                    Director or trustee of various civic associations;
2201 Kentmere Parkway                                          director or trustee, as
------------------------------------------------------------------------------------------------------------------------



PAGE

------------------------------------------------------------------------------------------------------------------------
Wilmington, DE 19806                                          the case may be, of 21 of the investment companies in the
                                                              Franklin Templeton Group of Funds; and FORMERLY, Economic Analyst,
                                                              U.S. government.
------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (70)             Director                    Director, Fund American Enterprises Holdings, Inc., MCI
8212 Burning Tree Road                                         WorldCom, MedImmune, Inc. (biotechnology), Spacehab, Inc.
Bethesda, MD 20817                                             (aerospace services) and Real 3D (software); director or
                                                               trustee, as the case may  be, of 49 of the investment
                                                               companies in the Franklin Templeton Group of Funds; and
                                                               FORMERLY, Chairman, White River Corporation (financial
                                                               services) and Hambrecht and Quist Group (investment
                                                               banking), and President, National Association of Securities
                                                               Dealers, Inc.
------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (69)              Director                    Manager of personal investments (1978-present); director
2665 N.E. 37th Drive                                           of various business and nonprofit organizations; director
Fort Lauderdale, FL 33308                                      or trustee, as the case may be, of 22 of the investment
                                                               companies in the Franklin Templeton Group of Funds; and
                                                               FORMERLY, Chairman and Chief Executive Officer, Landmark
                                                               Banking Corporation (1969-1978), Financial Vice
                                                               President, Florida Power and Light (1965-1969), and Vice
                                                               President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------
CHARLES E. JOHNSON (42)            President                   Senior Vice President and Director, Franklin Resources,
500 East Broward Blvd.                                         Inc.; Senior Vice President, Franklin Templeton
Fort Lauderdale, FL 33394-3091                                 Distributors, Inc.; President and Director, Templeton
                                                               Worldwide, Inc.; Chairman and Director, Templeton
                                                               Investment Counsel, Inc.; Vice President, Franklin
                                                               Advisers, Inc.; officer and/or director of some of the
                                                               other subsidiaries of Franklin Resources, Inc.; and
                                                               officer and/or director or trustee, as the case may be,
                                                               of 34 of the investment companies in the Franklin
                                                               Templeton Group of Funds.
------------------------------------------------------------------------------------------------------------------------
MARK G. HOLOWESKO (38)             Vice President              President, Templeton Global Advisors Limited; Chief
Lyford Cay                                                     Investment Officer, Global Equity Group; Executive Vice
Nassau, Bahamas                                                President and Director, Templeton

------------------------------------------------------------------------------------------------------------------------



PAGE

------------------------------------------------------------------------------------------------------------------------
                                                               Worldwide, Inc.; officer of 21 of the investment
                                                               companies in the Franklin Templeton Group of Funds; and
                                                               FORMERLY, Investment Administrator, RoyWest Trust
                                                               Corporation (Bahamas) Limited (1984-1985).
------------------------------------------------------------------------------------------------------------------------
*RUPERT H. JOHNSON, JR.(58)        Vice President              Executive Vice President and Director, Franklin
777 Mariners Island Blvd.                                      Resources, Inc. and Franklin Templeton Distributors,
San Mateo, CA 94404                                            Inc.; President and Director, Franklin Advisers, Inc.;
                                                               Senior Vice President and Director, Franklin Advisory
                                                               Services, Inc. and Franklin Investment Advisory Services,
                                                               Inc.; Director, Franklin/Templeton Investor Services,
                                                               Inc.; and officer and/or director or trustee, as the case
                                                               may be, of most of the other subsidiaries of Franklin
                                                               Resources, Inc. and of 53 of the investment companies in
                                                               the Franklin Templeton Group of Funds.
------------------------------------------------------------------------------------------------------------------------
DEBORAH R. GATZEK (50)             Vice President              Senior Vice President and General Counsel, Franklin
777 Mariners Island Blvd.                                      Resources, Inc.; Senior Vice President, Franklin Templeton
San Mateo, CA 94404                                            Services, Inc. and Franklin Templeton Distributors, Inc.;
                                                               Executive Vice President, Franklin Advisers, Inc.; Vice
                                                               President, Franklin Advisory Services, Inc.; Vice
                                                               President, Chief Legal Officer and Chief Operating
                                                               Officer, Franklin Investment Advisory Services, Inc.; and
                                                               officer of 53 of the investment companies in the Franklin
                                                               Templeton Group of Funds.
------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (38)            Vice President              Senior Vice President and Chief Financial Officer,
777 Mariners Island Blvd.                                      Franklin Resources, Inc.; Executive Vice President and
San Mateo, CA 94404                                            Director, Templeton Worldwide, Inc.; Executive Vice
                                                               President, Chief Operating Officer and Director,
                                                               Templeton Investment Counsel, Inc.; Executive Vice
                                                               President and Chief Financial Officer, Franklin Advisers,
                                                               Inc.; Chief Financial Officer, Franklin Advisory
                                                               Services, Inc. and Franklin Investment Advisory Services,
                                                               Inc.; President and Director, Franklin Templeton
                                                               Services, Inc.; Senior Vice President and Chief Financial
                                                               Officer, Franklin/Templeton Investor Services,
------------------------------------------------------------------------------------------------------------------------



PAGE

------------------------------------------------------------------------------------------------------------------------
                                                               Inc.; officer and/or director of some of the other
                                                               subsidiaries of Franklin Resources, Inc.; and officer
                                                               and/or director or trustee, as the case may be, of 53 of
                                                               the investment companies in the Franklin Templeton Group
                                                               of Funds.
------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (58)                   Vice President              Vice President and Treasurer, Templeton Worldwide, Inc.;
500 East Broward Blvd.                                         Assistant Vice President, Franklin Templeton
Fort Lauderdale, FL 33394-3091                                 Distributors, Inc.; officer of 25 of the investment
                                                               companies in the Franklin Templeton Group of Funds; and
                                                               FORMERLY, Vice President and Controller, Keystone Group,
                                                               Inc.
------------------------------------------------------------------------------------------------------------------------
ELIZABETH M. KNOBLOCK (43)         Vice President -            General Counsel, Secretary and Senior Vice President,
500 East Broward Blvd.             Compliance                  Templeton Investment Counsel, Inc.; Senior Vice
Fort Lauderdale,                                               President, Templeton Global Investors, Inc.; officer of
FL 33394-3091                                                  21 of the investment companies in the Franklin Templeton
                                                               Group of Funds; and FORMERLY, Vice President and
                                                               Associate General Counsel, Kidder Peabody & Co. Inc.
                                                               (1989-1990), Assistant General Counsel, Gruntal & Co.,
                                                               Inc. (1988), Vice President and Associate General
                                                               Counsel, Shearson Lehman Hutton Inc. (1988), Vice
                                                               President and Assistant General Counsel, E.F. Hutton &
                                                               Co. Inc. (1986-1988), and Special Counsel of the Division
                                                               of Investment Management, U.S. Securities and Exchange
                                                               Commission (1984-1986).
------------------------------------------------------------------------------------------------------------------------
JAMES R. BAIO (44)                 Treasurer                   Certified Public Accountant; Treasurer, Franklin Mutual
500 East Broward Blvd.                                         Advisers, Inc.; Senior Vice President, Templeton
Fort Lauderdale, FL 33394-3091                                 Worldwide, Inc., Templeton Global Investors, Inc. and
                                                               Templeton Funds Trust Company; officer of 22 of the
                                                               investment companies in the Franklin Templeton Group of
                                                               Funds; and FORMERLY, Senior Tax Manager, Ernst & Young
                                                               (certified public accountants) (1977-1989).


BARBARA J. GREEN (51)              Secretary                   Senior Vice President, Templeton Worldwide, Inc. and
500 East Broward Blvd.                                         Templeton Global Investors, Inc.; officer of 21 of the
Fort Lauderdale, FL 33394-3091                                 investment companies in the Franklin Templeton Group of
                                                               Funds; and FORMERLY,
------------------------------------------------------------------------------------------------------------------------



PAGE

------------------------------------------------------------------------------------------------------------------------
                                                               Deputy Director of the Division of Investment Management,
                                                               Executive Assistant and Senior Advisor to the Chairman,
                                                               Counselor to the Chairman, Special Counsel and Attorney
                                                               Fellow, U.S. Securities and Exchange Commission
                                                               (1986-1995), Attorney, Rogers & Wells, and Judicial
                                                               Clerk, U.S. District Court (District of Massachusetts).

---------------
*This board member is considered an "interested person" under federal securities laws. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The fund pays noninterested board members and Mr. Brady an annual retainer of $8,000 and a fee of $400 per board meeting attended. Board members who serve on the audit committee of the fund and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the fund. Members of the nominating and compensation committee are not compensated for any committee meeting that is held in conjunction with a board meeting. Noninterested board members may also serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members and Mr. Brady by the fund and by other funds in the Franklin Templeton Group of Funds.

                                                                              NUMBER OF BOARDS IN THE
                                               TOTAL FEES RECEIVED FROM THE   FRANKLIN TEMPLETON GROUP OF
                     TOTAL FEES RECEIVED       FRANKLIN TEMPLETON GROUP OF    FUNDS ON WHICH EACH
NAME                 FROM THE FUND(1)          FUNDS(2)                       SERVES(3)
-----------------------------------------------------------------------------------------------------------
Harris J. Ashton        $10,000                   $361,157                        49
Nicholas F. Brady        10,000                    140,975                        21
S. Joseph Fortunato      10,000                    367,835                        51
John Wm. Galbraith        9,588                    134,425                        20
Andrew H. Hines Jr.      10,088                    208,075                        22
Betty P. Krahmer         10,000                    141,075                        21
Gordon S. Macklin        10,000                    361,157                        49
Fred R. Millsaps         10,088                    210,075                        22

---------------
(1)For the fiscal year ended August 31, 1998. During the period from September 1, 1997, through February 27, 1998, an annual retainer of $6,000 and fees at the rate of $500 per meeting attended were in effect.
(2)For the calendar year ended December 31, 1998.
(3)We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 168 U.S. based funds or series.




PAGE



Noninterested board members and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The fund's manager is Templeton Investment Counsel, Inc. The manager is wholly owned by Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. The Templeton organization has been investing globally since 1940. The manager and its affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Poland, Russia, Singapore, South Africa, Taiwan, United Kingdom, U.S., and Vietnam.

The manager provides investment research and portfolio management services, and selects the securities for the fund to buy, hold or sell. The manager also selects the brokers who execute the fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the fund. Similarly, with respect to the fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the fund or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the fund's code of ethics.




PAGE

Under the fund's code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer;
(iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

MANAGEMENT FEES The fund pays the manager a fee equal to an annual rate of 0.75% of the fund's average daily net assets.

This fee is computed according to the terms of the management agreement. Each class of the fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended August 31, the fund paid the following management fees:

                   MANAGEMENT FEES PAID ($)
-------------------------------------------
1998               13,469,024
1997               13,090,483
1996               11,134,701


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the fund to provided certain administrative services and facilities for the fund. FT Services is wholly owned by Resources and is an affiliate of the fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The fund pays FT Services a monthly fee equal to an annual rate of:

/bullet/ 0.15% of the fund's average daily net assets up to $200 million;

/bullet/ 0.135% of average daily net assets over $200 million up to $700 million;

/bullet/ 0.10% of average daily net assets over $700 million up to $1.2 billion;
         and

/bullet/ 0.075% of average daily net assets over $1.2 billion.




PAGE

During the last three fiscal years ended August 31, the fund paid the following administration fees:

                     ADMINISTRATION FEES PAID ($)
-------------------------------------------------
    1998             1,921,902
    1997             1,884,048
    1996 (1)         1,688,684

(1)  Before  October  1,  1996,   Templeton  Global  Investors,   Inc.  provided
administrative services to the fund.

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

For its services, Investor Services receives a fixed fee per account. The fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the fund's assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

AUDITOR McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017, is the fund's independent auditor. The auditor gives an opinion on the financial statements included in the fund's Annual Report to Shareholders and reviews the fund's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.




PAGE

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.




PAGE

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

Purchases and sales of securities, without the payment of brokerage commissions, fees (except customary transfer fees) or other remuneration, may be effected between the fund and one or more other investment companies or clients supervised by the manager according to procedures adopted under the Investment Company Act of 1940.


During the last three fiscal years ended August 31, the fund paid the following brokerage commissions:

                     BROKERAGE COMMISSIONS ($)
----------------------------------------------
    1998             3,778,228
    1997             2,124,639
    1996               425,000

As of August 31, 1998, the fund did not own securities of its regular broker-dealers.


DISTRIBUTIONS AND TAXES

The fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.


DISTRIBUTIONS OF NET INVESTMENT INCOME The fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the fund, constitute its net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.



PAGE

DISTRIBUTIONS OF CAPITAL GAINS The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by the fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gains realized by the fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by the fund. Similarly, foreign exchange losses realized by the fund on the sale of debt instruments are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

The fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the fund may elect to pass-through to you your pro rata share of foreign taxes paid by the fund. If this election is made, the year-end statement you receive from the fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or claim a foreign tax credit for such taxes against your U.S. federal income tax. The fund will provide you with the information necessary to complete your individual income tax return if such election is made.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The fund has elected to be treated as a regulated investment company under Subchapter M of the tax code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be

PAGE


beneficial to you. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS The tax code requires the fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes that cause you to recognize a gain or loss. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you purchase other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

DEFERRAL OF BASIS All or a portion of the sales charge that you paid for your shares in the fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the fund or in another of the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS As a corporate shareholder, you should note that 8.18% of the dividends paid by the fund for the most recent fiscal year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends thereby

PAGE

reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

INVESTMENT IN COMPLEX SECURITIES The fund may invest in complex securities. Such investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the fund are treated as ordinary income or capital gain, accelerate the recognition of income to the fund or defer the fund's ability to recognize losses, and, in limited cases, subject the fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the fund.

For more information, please call 1-800/ DIAL BEN to request a free copy of the Franklin Templeton Tax Information Handbook.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

The fund is a diversified, open-end management investment company, commonly called a mutual fund. The fund was organized as a Maryland corporation on February 4, 1981, and is registered with the SEC.

The fund currently offers three classes of shares, Class I, Class II and Advisor Class. The fund may offer additional classes of shares in the future. The full title of each class is:

/bullet/ Templeton Global Smaller Companies Fund, Inc. - Class I

/bullet/ Templeton Global Smaller Companies Fund, Inc. - Class II

/bullet/ Templeton Global Smaller Companies Fund, Inc. - Advisor Class

The fund changed its name from Templeton Smaller Companies Growth Fund, Inc. to Templeton Global Smaller Companies Fund, Inc. on May 15, 1996.

Shares of each class represent proportionate interests in the fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The fund has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.




PAGE

The fund does not intend to hold annual shareholder meetings. The fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by shareholders holding at least 10% of the outstanding shares to consider the removal of a board member. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting may also be called by the board in its discretion.

As of October 2, 1998, the principal shareholders of the fund, beneficial or of record, were:


NAME AND ADDRESS                           SHARE CLASS        PERCENTAGE (%)
------------------------------------------------------------------------------
Franklin Templeton                           Advisor             40.56
 Trust Company /1/
Trustee for ValuSelect
Franklin Templeton 401K
P.O. Box 2438
Rancho Cordova, CA 95741-2438

Franklin Templeton                           Advisor             30.93
 Trust Company /1/
Trustee for ValuSelect
Franklin Resources Profit
 Sharing Plan
P.O. Box 2438
Rancho Cordova, CA 95741-2438

/1/ Franklin Templeton Trust Company is a California corporation and is wholly owned by Franklin Resources, Inc.




From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of October 2, 1998, the officers and board members, as a group, owned of record and beneficially 5% of the fund's Advisor Class shares and less than 1% of the outstanding shares of the other classes. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

The fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws




PAGE

and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

/bullet/ Was formed at least six months ago,

/bullet/ Has a purpose other than buying fund shares at a discount,

/bullet/ Has more than 10 members,

/bullet/ Can arrange for meetings between our representatives and group members,

/bullet/ Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

/bullet/ Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and




PAGE

/bullet/ Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

DEALER COMPENSATION Distributors and/or its affiliates provide financial support to various securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and invested at net asset value. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the




PAGE

fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.




PAGE

REDEMPTIONS IN KIND The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are




PAGE

unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to your, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender



PAGE


ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
--------------------------------------------------------------------------------

When you buy and sell shares, you pay the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The fund calculates the NAV per share each business day at the close of trading on the NYSE (normally 1:00 p.m. pacific time). The fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the fund values them according to the broadest and most representative market as determined by the manager.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the fund's NAV is not calculated. Thus, the calculation of the fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.




PAGE

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
--------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the fund for acting as underwriter of the fund's Advisor Class shares.

PERFORMANCE
--------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the




PAGE

SEC. Average annual total return quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC.

For periods before January 2, 1997, Advisor Class standardized performance quotations are calculated by substituting Class I performance for the relevant time period, excluding the effect of Class I's maximum initial sales charge, and including the effect of the distribution and service (Rule 12b-1) fees applicable to the fund's Class I shares. For periods after January 2, 1997, Advisor Class standardized performance quotations are calculated as described below.

An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The average annual total returns for the indicated periods ended August 31, 1998, were:

                                 1 YEAR           5 YEARS           10 YEARS
-----------------------------------------------------------------------------
Advisor Class                    -21.51%          5.98%             9.33%

These figures were calculated according to the SEC formula:

P(1+T)(n)  = ERV

where:

P       =      a hypothetical initial payment of $1,000
T       =      average annual total return
n       =      number of years
ERV     =      ending redeemable value of a hypothetical $1,000
               payment made at the beginning of each period at the end of each period




PAGE

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended August 31, 1998, were:

                                 1 YEAR           5 YEARS           10 YEARS
-----------------------------------------------------------------------------

Advisor Class                    -21.51           33.71%            143.98%


VOLATILITY Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices,




PAGE

and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare the fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the fund and the manager may also refer to the following information:

/bullet/ The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

/bullet/ The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital
         International(R) or a similar financial organization.

/bullet/ The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International(R) or a similar financial organization.

/bullet/ The geographic and industry distribution of the fund's portfolio and the fund's top ten holdings.

/bullet/ The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

/bullet/ To assist investors in understanding the different returns and risk characteristics of various investments, the fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).




PAGE

/bullet/ The major industries located in various jurisdictions as published by the Morgan Stanley Index.

/bullet/ Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

/bullet/ Allegorical stories illustrating the importance of persistent long-term investing.

/bullet/ The fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

/bullet/ A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

/bullet/ The number of shareholders in the fund or the aggregate number of shareholders of the open-end investment companies in the Franklin Templeton Group of Funds or the dollar amount of fund and private account assets under management.

/bullet/ Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

/bullet/ Quotations from the Templeton organization's founder, Sir John
         Templeton,* advocating the virtues of diversification and long-term investing, including the following:

         /bullet/ "Never follow the crowd. Superior performance is possible only if you invest differently from the crowd."

         /bullet/  "Diversify by company, by industry and by country."

         /bullet/  "Always maintain a long-term perspective."

         /bullet/  "Invest for maximum total real return."

-----------------------------
* Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992 and resigned from the board on April 16, 1995. He is no longer involved with the investment management process.




PAGE

         /bullet/  "Invest - don't trade or speculate."

         /bullet/  "Remain flexible and open-minded about types of investment."

         /bullet/  "Buy low."

         /bullet/ "When buying stocks, search for bargains among quality stocks."

         /bullet/  "Buy value, not market trends or the economic outlook."

         /bullet/ "Diversify. In stocks and bonds, as in much else, there is safety in numbers."

         /bullet/  "Do your homework or hire wise experts to help you."

         /bullet/  "Aggressively monitor your investments."

         /bullet/  "Don't panic."

         /bullet/  "Learn from your mistakes."

         /bullet/  "Outperforming the market is a difficult task."

         /bullet/ "An investor who has all the answers doesn't even understand all the questions."

         /bullet/  "There's no free lunch."

         /bullet/ "And now the last principle: Do not be fearful or negative too often."

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of




PAGE

such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $207 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 117 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals,




PAGE

no two are exactly alike. Shares of the fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.


The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and their shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests have been planned to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also in the process of developing contingency plans for Year 2000 failures. In an operation as complex and geographically distributed as Resources' business, however, this means identifying only those mission critical systems for which it is practical to develop a contingency plan.


DESCRIPTION OF BOND RATINGS
--------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.




PAGE

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION (S&P)

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the




PAGE

obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.




PAGE

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.






PAGE
                  TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.

                         File Nos. 2-70889 and 811-3143

                                     PART C

                                OTHER INFORMATION

ITEM 23.  EXHIBITS

The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

(a)      ARTICLES OF INCORPORATION

         (i)      Articles of Amendment dated April 17, 1995 /1/

         (ii)     Articles Supplementary dated April 13, 1995/1/

         (iii)    Articles Supplementary dated April 16, 1996 /3/

         (iv)     Articles Supplementary dated December 27, 1996 /4/

(B)      BY-LAWS

         (i) Amended and Restated By-Laws of Templeton Global Smaller Companies Fund, Inc. dated October 19, 1996 /3/


(C)      INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS

         Not Applicable

(D)      INVESTMENT ADVISORY CONTRACTS

         (i) Amended and Restated Management Agreement between Registrant and Templeton Investment Counsel, Inc. dated December 6, 1994 /1/

(E)       UNDERWRITING CONTRACTS

         (i) Amended and Restated Distribution Agreement between Registrant and Franklin Templeton Distributors, Inc., dated May 1, 1995 /2/

         (ii) Non-Exclusive Underwriting Agreement between the Registrant and Templeton Global Strategic Services(Duetschland) GmbH dated oCTOBER 31, 1995 /2/

         (iii) Form of Dealer Agreement between Registrant and Franklin/ Templeton Distributors, Inc. and Securities Dealers

         (iv) Amendment of Dealer Agreement dated May 15, 1998

 (F)     BONUS OR PROFIT SHARING CONTRACTS

         Not applicable

(G)      CUSTODIAN AGREEMENTS

         (i) Restated Custody Agreement between Registrant and The Chase Manhattan Bank dated February 11, 1986 /2/




PAGE


         (ii)   Amendment dated March 3, 1998 to the Custody Agreement

         (iii)  Amendment No. 2 dated July 23, 1998 to the Custody Agreement

(H)      OTHER MATERIAL CONTRACTS

         (i) Fund Administration Agreement between the Registrant and Franklin Templeton Services, Inc. dated October 1, 1996 /3/

         (ii)    Amended and Restated Transfer Agent Agreement dated
                 July 1, 1996 5

         (iii) Sub-Transfer Agent Agreement between the Registrant, Templeton Funds Trust Company and The Shareholder Services Group, Inc. dated March 1, 1992 /2/

         (iv) Sub-Accounting Services Agreement between the Registrant, Templeton Funds Trust Company, Financial Data Services, Inc. and Merrill Lynch, Pierce Fenner & Smith, Inc., dated
                 May 1, 1991 /2/

(I)      LEGAL OPINION

         (i)       Opinion and consent of counsel dated October 27, 1998

(J)      OTHER OPINIONS

         (i)      Consent of Independent Accountants

(k)      OMITTED FINANCIAL STATEMENTS

         Not applicable

(L)      INITIAL CAPITAL AGREEMENTS

         (i)      Letter of Understanding dated April 28, 1995 /1/

(m)      RULE 12B-1 PLAN

         (i)  Plan of Distribution pursuant to Rule 12b-1 dated May 1, 1995 /1/

         (ii) Class II Distribution Plan pursuant to Rule 12b-1 dated May 1, 1995 /1/

(O)      RULE 18F-3 PLAN

         (i) Multiple Class Plan, Templeton Global Smaller Companies Fund, Inc. - Advisor Class /5/

(p)      POWER OF ATTORNEY

         (i)  Power of Attorney dated December 12, 1996 /3/


PAGE



(27)     FINANCIAL DATA SCHEDULE

         (i) Financial Data Schedule for Templeton Global Smaller Companies Fund - Class I

         (ii) Financial Data Schedule for Templeton Global Smaller Companies Fund - Class II

         (iii) Financial Data Schedule for Templeton Global Smaller Companies Fund - Advisor Class


---------------------------------

1 Previously filed with Post Effective Amendment No. 24 to the Registration Statement on April 28, 1995

2 Previously filed with Post Effective Amendment No. 25 to the Registration Statement on December 29, 1995

3 Previously filed with Post Effective Amendment No. 27 to the Registration Statement on December 27, 1996

4 Previously filed with Post Effective Amendment No. 28 to the Registration Statement on December 31, 1996

5 Previously filed with Post Effective Amendment No. 29 to the Registration Statement on December 23, 1997


PAGE



ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

                  None

ITEM 25.  INDEMNIFICATION

Reference is made to Section 2-418 of the Maryland General Corporation Law and to Article 5.2 of Registrant's By-Laws, which are filed as an Exhibit hereto.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successfully defense of any act, suit or proceeding) is asserted by such directors, officers or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds. For additional information please see Part B and Schedules A and D of Form ADV of the Fund's investment manager [(SEC File 801-26292)], incorporated herein by reference, which sets forth the officers and directors of the investment manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27.  PRINCIPAL UNDERWRITERS

a) Franklin Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund


PAGE


Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust

Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Gold Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

(b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

(c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

Certain accounts, books and other documents required to be maintained by the Registrant pursuant to Section 31 (a) of the Investment Company Act and the rules thereunder are located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394. Other records are maintained at the offices of Franklin/Templeton Investor Services, Inc., 100 Fountain Parkway, St. Petersburg, Florida 33716-1205 and Franklin Resources, Inc., 777 Mariners Island Blvd., San Mateo, CA 94404.

ITEM 29.  MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.  UNDERTAKINGS

(i) Registrant undertakes to furnish to each person to whom a Prospectus is provided a copy of such Fund's latest Annual Report, upon request and without charge.


PAGE


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Fort Lauderdale and the State of Florida, on the 29th day of October, 1998.

                                   TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
                                                 (Registrant)

                                        By:
                                           -----------------------------------
                                                   Charles E. Johnson*
                                                   President

*By:/s/BARBARA J. GREEN
----------------------------
    Barbara J. Green
    Attorney-in-Fact**

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                                               Principal Executive Officer
-----------------------------
Charles E. Johnson*                            Dated: October 29, 1998


                                               Principal Financial and
-----------------------------                  Accounting Officer
James R. Baio *
                                               Dated: October 29, 1998


                                               Director
-----------------------------
Betty P. Krahmer *                             Dated: October 29, 1998


                                               Director
-----------------------------
Harris J. Ashton *                             Dated: October 29, 1998


                                               Director
-----------------------------
S. Joseph Fortunato*                           Dated: October 29, 1998



                                               Director, Chairman and
-----------------------------                  Vice President
Charles B. Johnson *
                                               Dated: October 29, 1998


                                               Director
-----------------------------
Fred R. Millsaps *                             Dated: October 29, 1998


                                               Director and
-----------------------------                  Vice President
Harmon E. Burns *                              Dated: October 29, 1998



PAGE


                                               Director
-----------------------------
John Wm. Galbraith *                           Dated: October 29, 1998


                                               Director
-----------------------------
Gordon S. Macklin *                            Dated: October 29, 1998


                                               Director
-----------------------------
Andrew H. Hines,Jr. *                          Dated: October 29, 1998


                                               Director
-----------------------------
Nicholas F. Brady *                            Dated: October 29, 1998




*By /s/BARBARA J. GREEN
-----------------------------
    Barbara J. Green
    Attorney-in-Fact**

** Power of Attorneys were previously filed in Post-Effective Amendment No. 27 to Registration Statement on Form N-1A of Templeton Global Smaller Companies Fund, Inc. (Filed Nos. 2-70889 and 811-3143), filed on December 26, 1996.


PAGE



                  TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX



EXHIBIT NO.                         DESCRIPTION                                                  LOCATION
-------------------------------------------------------------------------------------------------------------------

EX-99.(e)(iii)                   Form of Dealer Agreement between the Registrant, Franklin           Attached
                                 Templeton Distributors, Inc., and Securities Dealers

EX-99.(e)(iv)                    Amendment of Dealer Agreement dated May 15, 1998                    Attached

EX-99.(g)(ii)                    Amendment dated March 3, 1998 to the Custody Agreement              Attached

EX-99.(g)(iii)                   Amendment No. 2 dated July 23, 1998 to the Custody                  Attached
                                 Agreement

EX-99.(i)(i)                     Opinion and consent of counsel dated October 27, 1998             Attached

EX-99.(j)(i)                     Consent of Independent Accountants                                  Attached

EX-27.(i)                        Financial Data Schedule for Templeton Global Smaller                Attached
                                 Companies Fund - Class I

EX-27.(ii)                       Financial Data Schedule for Templeton Global Smaller                Attached
                                 Companies Fund - Class II

EX-27.(iii)                      Financial Data Schedule for Templeton Global Smaller                Attached
                                 Companies Fund - Advisor Class
